Table of Contents
                                                    Page
        Letter to Shareholders                         2

        Fund Performance Reviews
                Bond Fund                              4
                Balanced Fund                          5
                High Income Fund                       6
                Growth and Income Fund                 7
                Capital Appreciation Fund              8
                International Stock Fund               9

        Family of Investments                         10

        Portfolios of Investments
                Cash Reserves Fund                    12
                Bond Fund                             13
                Balanced Fund                         14
                High Income Fund                      17
                Growth and Income Fund                21
                Capital Appreciation Fund             23
                International Stock Fund              25

        Financial Statements
                Statements of Assets & Liabilities    30
                Statements of Operations              32
                Statements of Changes in Net Assets   34
                Financial Highlights                  36

        Notes to Financial Statements                 43


                             Letter to Shareholders

Dear Shareholder,

Welcome to the MEMBERS Mutual Funds family of shareholders!

This inaugural issue of MEMBERS Mutual Funds' shareholder reports covers the period from commencement of operations on December 29, 1997, through April 30, 1998. The Funds' fiscal year begins November 1 and ends October 31, so its annual report covering the twelve month period ended each October 31 will be issued in December of each year, and its semiannual report covering the six month period ended each April 30 will be issued in June of each year.

Although this first report covers an abbreviated period of just over four months, we are pleased to be able to report returns which, in many cases, are in excess of what one should normally expect for a twelve month period. The domestic and international stock funds produced returns on Class A shares ranging from nearly 16% to over 20% for this one-third of a year period. MEMBERS Balanced Funds return exceeded 9%. Only the Bond Fund return (1.35%, or about 4.1% annualized) and Cash Reserves Fund return (1.66%, or about 5.1% annualized) were about in line with long-term historical norms.

Besides benefiting from the extremely favorable market environment during these first few months of the Funds' existence (for example, both the popular Dow Jones Industrial Average of U. S. stocks and the Morgan Stanley EAFE index of International stocks advanced some 16% during this period), the Funds' returns reflect some unique portfolio management strategies employed during this start-up phase. The initial small size of the funds provides some advantages in the form of flexibility and the ability to focus each fund on the currently most attractive issues, but it also presents challenges in quickly building effective, diversified portfolios and keeping transaction costs down. Here are a couple of the ways we met these challenges:

In the stock Funds, the initial seed money was put to work in a broad list of our favorite issues, then as new cash came in, market exposure was obtained through the purchase of S&P 500 futures contracts until enough investable funds were available to purchase another cross section of the portfolio holdings.

In the bond Funds, immediate, efficient market exposure was obtained by purchasing highly liquid, low transaction cost U. S. Treasury securities with intermediate maturities. These were then gradually liquidated as potentially better performing bonds became available for purchase over the ensuing weeks.

These strategies illustrate our commitment to delivering returns, and risk profiles, in line with each Fund's objectives as described in the prospectus and other materials. They also illustrate our commitment to providing good value to investors. Both of these are elements of the "credit union difference" that makes MEMBERS Mutual Funds somewhat unique in the world of mutual funds and, we believe, very effective in helping investors succeed with their lifetime investing programs.

The graphs, commentary and tables on the following pages present a more detailed look at each Fund's performance and how it was achieved. I especially encourage all shareholders to read the Fund Performance Reviews from our portfolio management teams. These describe the investment strategies employed and some of the specific investments owned in the funds during the period covered by the report. By following these discussions and tracking the funds' returns over a period of years, shareholders will gain a solid understanding of what each fund seeks to provide, how we pursue its goals and how it "behaves" in various market environments. If you are working with a personal financial management professional, this kind of understanding of the nature of each fund was matched with your particular situation and goals in selecting your particular mutual fund or portfolio of funds. If you don't have the benefit of this kind of guidance, it is incumbent upon you to develop this level of understanding. No one can ever know exactly what the future holds, but developing reasonable expectations for the various forms of investments and matching them to your personal goals and tolerance for risk is the cornerstone of successful investing.

Looking ahead, with the U. S. stock market at record highs and bond yields near their 30-year lows, it can be extremely difficult for investors to maintain the discipline necessary to succeed with an investment program. Long-term investors, who should be maintaining their exposure to the higher returning investment categories like common stocks, are tempted to take their gains and seek the "safety" of insured accounts. And short-term investors, who will be needing to spend their investment dollars within a few years, are tempted by the ever rising stock market; can they catch the last leg of this advance and earn a quick double digit return before returning to the security (and low yields) of their safer investments?

We see many strong justifications for todays "high" stock prices and "low" bond yields. The world has never been more conducive to economic growth, and the U.S. economy has never been more capable of capitalizing upon this favorable environment. We also see some threats to this perfect picture. Most are, as yet, outside of our borders (Japans lingering malaise, the spreading ills of "Emerging Asia" and the India/Pakistan nuclear face-off, to name just a few). But we could also see our own Federal Reserve reining in the economy by raising interest rates in the name of preempting inflation. The Fed has even mentioned "asset inflation" -- rising stock, bond and real estate prices -- as one of its areas of concern.

Still, we really dont expect the next decade to contain any more economic or political challenges than we saw in each of the last several decades, or any fewer. We will continue to experience crises, and we will continue to find ways to not only survive them, but to thrive once we are through them. As such, it is imperative that short-term investors stay on the sidelines and long-term investors remain in the game. It is unreasonable to expect investment success any other way, yet it is very reasonable to expect a great deal of investment success if you employ the proven investment principles described in the MEMBERS Mutual Funds brochures and guides with energy, discipline and an eye on your personal investment time horizon.

We at CIMCO and throughout the CUNA Mutual Group are honored to be your partner in this pursuit of your investment success and ultimate financial security.

Sincerely,

/s/  Lawrence R. Halverson

Lawrence R. Halverson, CFA
President

                          Bond Fund Performance Review

The bond market has traded in a relatively narrow range since the Fund's December 29, 1997 commencement of operations. It rallied modestly early in the year only to give back most of the gains by the end of April. Intermediate-term Treasury bond yields ranged between 5.4% and 5.7%, ending the period about where they began at 5.6%. As a result, bond investors earned the coupon over the first four months of 1998 as bond prices remained roughly unchanged. The yield curve, which relates yields on bonds with their years to maturity, remained quite flat -- the yield difference between two-year and ten-year bonds was only 0.1%.

The economy posted an impressive 4.2% gain in real GDP during the first quarter which was well above the Federal Reserve's expectations. However, with the rate of inflation remaining near 1%, a 30-year low, and growing weakness in the Asian economies, it would appear that the Fed will leave short-term rates unchanged for at least a while longer. But, worries about "asset inflation" in the stock and real estate markets and continued tight labor markets could result in some tightening later in the year as the Fed remains vigilant against an increase in inflation.

The Fund provided Class A shareholders with a 1.35% return since its commencement of operations. This compares to a 2.26% return posted by the Lehman Brothers Intermediate Government/Corporate Index, and a 1.94% return reported by Lipper Analytical Services for its index of Short Term Investment Grade Bond mutual funds. The Bond Fund's return was modestly below the index due to fund expenses of about 0.30%, an above-normal average balance of lower yielding short- term investments pending more permanent investments and normal transaction costs.

At this place, the shareholder report contains a pie chart showing Bond Fund Diversification of the following: Finance 17%, Brokerage Services 10%, Energy 8%, Technology 6%, Consumer Products 6%, U.S. Treasury Note 8%, Certificate of Deposit 10%, Utilities 8%, and Other Investments & Net Other Assets 25%.

As the accompanying chart shows, the Funds 23 holdings as of April 30, 1998 are well diversified across sectors, with corporate issues comprising nearly three quarters of net assets. The foreign category -- about 4% of net assets -- represents an investment in Mexican Government bonds which we view as an improving credit that provides an attractive yield. Very safe and highly liquid
U. S. government securities and deposits constitute the remainder of net assets. The portfolio of bonds currently has a six year average maturity and provides a 6.7% yield before expenses. Going forward, we expect to add mortgage-backed and asset-backed securities to the portfolio as core sector holdings. We like the high quality, generous yield spreads and diversification benefits of this additional asset class.

MEMBERS Bond Fund's investments will be focused in issues having intermediate-term maturities, usually resulting in a portfolio duration of from three to five years. We expect to own 30 to 40 primary individual bond issues, to provide the benefits of diversification yet not dilute either the fund's performance or the management team's ability to effectively monitor and manage the portfolio. The team employs a disciplined, contrarian-oriented investment selection process designed to identify attractive pricing in the bond markets. Securities selection is the core of our management efforts; neither large market timing moves based on interest rate predictions nor heavy reliance on high yielding but volatile "junk" bonds will be employed. We believe MEMBERS Bond Fund's investment approach will make it an important source of predictable income and price stability for many shareholders' diversified investment portfolios.

At this place, the shareholder report shows a graphic representation of how the Class A and Class B Shares of the Bond Fund compared to several indexes. $10,000 invested on the inception date of December 29, 1997 would have the following value as of April 30 ,1998.

Class A Shares....................................................... $10,135
Class B Shares....................................................... $10,116
Lehman Brothers Intermediate Government/Corporate Bond Index......... $10,226
Lipper Intermediate Fund Index....................................... $10,194

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

                        Balanced Fund Performance Review

The U. S. stock market continued to advance strongly from the Funds' December 29, 1997 commencement of operations through the first four months of 1998. Popular market indexes showed advances ranging from 15.93% for the Standard & Poor's 400, an index of stocks of middle-sized companies (in terms of the market value of their outstanding shares of stock) to 17.17% for the Standard & Poor's 500, a large-capitalization company index. The bond market was more reserved, as represented by the Lehman Brothers Intermediate Government/Corporate Bond Index' gain of 2.26%. Money market returns were lower yet, as reflected by the 1.73% average 90-day Treasury bill return since inception.

In this environment, MEMBERS Balanced Fund Class A shares provided a return of 9.08%. This modestly exceeded the 8.72% return that would have been realized from a hypothetical portfolio consisting of 45% S&P 500 index, 40% Lehman Intermediate Government/Corporate Bond index and 15% 90-day U. S. Treasury bills. This outperformance is attributable to the fund's slightly higher percentage of assets invested in stocks versus bonds, which more than offset the Funds approximately 0.37% of expenses. MEMBERS Balanced Fund is, however, purposely more conservatively structured than most "balanced" mutual funds which typically hold 60% or more of net assets in common stocks. This is reflected in the higher 9.95% return for this period of Lipper Analytical Service's index of Balanced mutual funds.

Because the stocks and bonds owned in MEMBERS Balanced Fund are largely the same as the stocks comprising MEMBERS Capital Appreciation and Growth and Income Funds, and the bonds in MEMBERS Bond Fund, please review management's discussion of those Funds' performances elsewhere in this report for a more complete description of the Balanced Funds' portfolio positioning and results to date.

At this place, the shareholder report contains a pie chart showing Balanced Fund Diversification of the following: Certificate of Deposit 7%, Corporate Notes & Bonds 27%, Other Investments & Net Other Assets 5%, U.S. Government Obligations 12%, and Common Stocks 49%.

Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive stocks, bonds and money market investments identified by the CIMCO portfolio management team. The normal range of asset allocation exposures is from 60% to 40% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise slightly under 50% of net assets and bonds are just under 40% of net assets, with the remaining approximately 10% invested in money market instruments.

These proportions vary over time in reaction to the pace at which the management team is finding attractive individual stocks and bonds. For example, as attractively priced individual stocks become more plentiful, the stock portion of the portfolio will grow, and vice versa. This "bottom up" asset allocation approach is more subtle and, we think, more likely to add value than the more traditional "top down" market timing-based tactics which have been notoriously unsuccessful. The CIMCO portfolio managers, along with other noted investment professionals who employ value-oriented security selection techniques, have often provided better-than-market and better-than-peer returns relative to the variability of those returns -- more "efficiency" or return per unit of risk. The Balanced Fund, through its greater diversification and flexibility, may be the most "investment efficient" of all the MEMBERS Mutual Funds and is managed to serve as the core portfolio of a typical conservative, intermediate-term or long-term investor.

At this place, the shareholder report shows a graphic representation of how the Class A and Class B Shares of the Balanced Fund compared to several indexes. $10,000 invested on the inception date of December 29, 1997 would have the following value as of April 30 ,1998.

Class A Shares....................................................... $10,908
Class B Shares....................................................... $10,882
Blended Index*....................................................... $10,872
Lipper Balanced Fund Index........................................... $10,995

*Blended  Index  =  45%  S&P  500  Index,   40%  Lehman  Brothers   Intermediate
Government/Corporate Bond Index and 15% 90-Day U.S. Treasury Bill.

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Funds' performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

                       High Income Fund Performance Review

The domestic high yield bond market experienced strong gains since the December 29, 1997 commencement of operations of MEMBERS High Income Fund. This market continues to benefit from a strong economy operating with a low level of inflation and relatively low and stable interest rates coupled with strong demand for high yield bonds from investors seeking greater levels of interest income than can be had from more traditional instruments. Since commencement of the Fund, the Lehman High Yield Bond index has returned 3.98%. A peer group benchmark, Lipper Analytical Services index of High Yield Bond mutual funds, returned 4.91% over this period.

The MEMBERS High Income Fund Class A shares provided a total return of 2.88% since commencement of operations. This performance somewhat lagged both of the above benchmarks as the initial seed money and subsequent deposits were invested in high quality marketable securities, then very selectively moved into higher yielding bonds. This was done to assure safety and liquidity without incurring significant yield-dampening trading and portfolio management costs while building the diversified portfolio of high yield securities. However, it resulted in the Fund missing a good part of the benchmark's 1.80% return in January. Since that time, however, the Fund has become fully invested and Class A shares currently yield 7.60% (SEC basis).

We anticipate that the Fund will fully participate in the ongoing performance of the high yield sector of the bond market as it is now fully invested. The investment strategy of Massachusetts Financial Services Company, the subadviser for the Fund, is to seek out companies with improving credit quality and whose high-yield bonds offer attractive return prospects. These companies must have successful management teams, industry leadership positions, consistent operating results and reasonable levels of debt to equity and operating leverage.

At this place, the shareholder report contains a pie chart showing High Income Fund Diversification of the following: Communication 23%, Media 13%, Industrial 9%, Metals & Mining 8%, Retail 8%, Basic Materials 6%, and Other Investments & Net Other Assets 33%.

These characteristics appear to exist currently within the communications industry where the Fund carries an overweighted position (vs. the benchmark) consisting of 31 separate holdings. Good value also seems to exist within the aerospace sector, given increasing new orders for airplanes, and holdings have been added in this area.

Our outlook for the high yield sector warrants both prudent participation and caution by individual investors. Given continued moderate economic growth and low inflation, we believe that the high yield market can remain attractively valued and should provide returns significantly above U.S. Treasuries, making it a worthy investment for a portion of a long-term income portfolio or conservative growth portfolio. Additionally, this sector has been the best performing domestic fixed income asset class in seven of the last eight quarters and has been experiencing significant retail and institutional cash flow growth. All of these positive reasons, however, are also why we are cautious about the future. One must look back no further than 1994 to see what can happen to market prices when this sector reacts to credit concerns or increases in interest rates. So, as always, if you are willing and able to put some principal at risk in order to reap higher expected yields, and have a longer-term time frame which will allow you to weather normal cycles, an allocation to MEMBERS High Income Fund remains a prudent investment choice.

At this place, the shareholder report shows a graphic representation of how the Class A and Class B Shares of the High Income Fund compared to several indexes. $10,000 invested on the inception date of December 29, 1997 would have the following value as of April 30 ,1998.

Class A Shares....................................................... $10,288
Class B Shares....................................................... $10,250
Lehman Brothers High Yield Index..................................... $10,398
Lipper High Yield Fund Index......................................... $10,491

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Funds' performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

                    Growth and Income Fund Performance Review

The stock market continued to advance strongly from the Fund's December 29, 1997 commencement of operations through the first four months of 1998. Stocks across all capitalization groups posted impressive gains, but the "large-caps" significantly led the other groups, helping the large-cap-dominated S&P 500 index to a 17.17% increase. Reflecting the more even weightings of its individual stock holdings and the approximately 0.35% dampening effect of fund expenses, MEMBERS Growth and Income Fund Class A shares returned 15.95% for this period. This substantially exceeded the 13.97% return during this same period for Lipper Analytical Services' index of Growth and Income mutual funds. Although performance over this very short period of time is not particularly significant to the long-term investors for whom this fund is designed, this is a very gratifying start.

The Fund benefited from outperformance (relative to the S&P 500's sectors) in the consumer cyclical, communications services, capital goods, finance and utilities sectors. Top performers for the Fund in these sectors included Georgia-Pacific Co., AirTouch Communications, Inc. and U.S. West Media Group. The Fund's technology sector performed in line with the approximately 29% gain of the S&P 500's technology stocks, and included strong advances by EMC Corp., Phillips Electronics N.V. and Texas Instruments, Inc. The significant outperformance achieved in the consumer cyclicals, capital goods and finance sectors were somewhat dampened by our modestly lower-than-market weightings of each of these sectors. Also, a modest overweighting in basic materials, combined with return underperformance, negatively impacted the Fund's relative return for the period. Likewise, our relative performance was dampened by modest underperformance in our overweighted consumer staples sector.

At this place, the shareholder report contains a pie chart showing Growth and Income Fund Diversification of the following: Technology 15%, Finance 15%, Consumer Staples 12%, Energy 8%, Chemical Drugs 7%, Communications 6%, Durable Goods 6%, Retail 5%, Basic Materials 5%, and Other Investments & Net Other Assets 21%.

During the Fund's start up phase, it utilizes S&P 500 futures contracts to provide diversified stock market exposure with cash inflows that have not accumulated to an amount which can be applied efficiently to the purchase of individual stocks for the portfolio. The impact of this strategy during the period was very positive relative to holding short-term investments, and may be employed further until the Fund reaches about $10-$15 million in total assets.

Presently the Fund is modestly overweighted in the basic materials, consumer staples, technology, and healthcare sectors. The Fund is underweighted in the capital goods, finance, and consumer cyclical sectors. These sector weights are a function of our "bottom up" analysis of individual stocks and not the result of a "top down" macroeconomic assessment of the economys sectors.

The bull markets strength into 1998 reflects continued low inflation and strong corporate profit growth driven by technology-led efficiencies, favorable U. S. demographics and the country's leading role in the expanding global economy. However, today's stock market valuation levels are at all time highs. Market corrections and increased volatility should be expected. The Growth & Income Fund's value-oriented stock selection criteria have, in past periods of heightened volatility, dampened the shocks and somewhat limited the declines in Fund share values relative to the market indexes. It is hoped that this will make it easier for even more "conservative" stock fund investors to ride out any such unsettling periods, thereby fully realizing the very attractive long-term returns the stock market has historically provided.

At this place, the shareholder report shows a graphic representation of how the Class A and Class B Shares of the Growth and Income Fund compared to several indexes. $10,000 invested on the inception date of December 29, 1997 would have the following value as of April 30 ,1998.

Class A Shares....................................................... $11,595
Class B Shares....................................................... $11,564
S&P 500 Index........................................................ $11,717
Lipper Growth & Income Fund Index.................................... $11,397

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Funds' performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

                  Capital Appreciation Fund Performance Review

Stocks turned in strong gains since the Fund's December 29, 1997 commencement of operations, with large-capitalization issues continuing to lead other capitalization tiers. The S&P 500 returned 17.17% during this period while mid-capitalization stocks, as measured by the S&P 400, gained 15.93%. The Members Capital Appreciation Fund Class A shares returned 17.31% during this period, outperforming both the mid- and large-capitalization indexes as solid returns more than offset the approximately 0.40% of fund expenses. The Fund also significantly outperformed the 16.89% return of Lipper Analytical Services index of Capital Appreciation mutual funds. Although performance over this very short period of time is not particularly significant to the long-term investors for whom this fund is designed, this is a very gratifying start.

Technology stocks led the market during this period, rebounding strongly after the group's poor showing in the fourth quarter of 1997 as the Asian financial crisis was unfolding. Portfolio holdings such as Gateway 2000 and EMC Corp. were notably strong performers, leading this sector to an approximately 35% gain in the period versus the approximately 29% advance staged by the technology sector of the S&P 500. Retail issues like Wal-Mart Stores, Inc., Dayton-Hudson Corp. and TJX Companies, Inc. performed very well, helping the consumer cyclical sector of the Fund's portfolio to gain over 20% versus the S&P 500 sector's 13%. Healthcare was a strong area for both the market indexes and the Fund (ALZA Corp. and United Healthcare Corp. did exceptionally well). The energy, utilities and capital goods sectors were weak performers during this period, and the Fund's relative underperformance in energy and especially in capital goods somewhat dampened the Fund's return.

At this place, the shareholder report contains a pie chart showing Capital Appreciation Fund Diversification of the following: Technology 18%, Consumer Staples 14%, Finance 13%, Retail 11%, Energy 8%, Chemical Drugs 7%, Health Services 5%, Basic Materials 5%, Communication 5%, and Other Investments & Net Other Assets 14%.

During the Fund's start up phase, it utilizes S&P 500 futures contracts to provide diversified stock market exposure with cash inflows that have not accumulated to an amount which can be applied efficiently to the purchase of individual stocks for the portfolio. The impact of this strategy during the period was very positive relative to holding short-term investments, and may be employed further until the Fund reaches about $10-$15 million in total assets.

At present, the Fund remains modestly overweighted in the consumer staples, healthcare and basic materials sectors. Underweighted sectors include finance, capital goods, and utilities. These sector weights are the result of our "bottom-up" analysis of the relative attractiveness of the individual stocks within our investable universe, not a "top-down" assessment of the various sectors.

The long-term outlook for U. S. stocks remains extremely favorable with continued stable profit growth, low inflation and a strong demand for equities. However, with the U. S. stock market at all-time high valuation levels, a period of consolidation and/or increased volatility may ensue. The Capital Appreciation Fund is the more "aggressive" of MEMBERS Funds' two stock funds, and would certainly be affected by any such market occurrences. Still, the value-oriented stock selection criteria employed in the Fund have, in past periods of heightened volatility, dampened the shocks and somewhat limited the declines in Fund share values relative to other "capital appreciation" funds and representative market indexes. It is hoped that this will make it easier for shareholders to ride out any such unsettling periods, thereby fully realizing the very attractive long-term returns the stock market has historically provided.

At this place, the shareholder report shows a graphic representation of how the Class A and Class B Shares of the Capital Appreciation Fund compared to several indexes. $10,000 invested on the inception date of December 29, 1997 would have the following value as of April 30 ,1998.

Class A Shares....................................................... $11,731
Class B Shares....................................................... $11,711
S&P 500 Index........................................................ $11,717
Lipper Capital Appreciation Index.................................... $11,689

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

                  International Stock Fund Performance Review:

The international stock market experienced solid overall gains since the December 29, 1997 commencement of operations of MEMBERS International Stock Fund, despite pockets of continued weakness and volatility in portions of the Pacific Basin. Returns from the broad international market as measured by the Morgan Stanley Europe, Australia and Far East (EAFE) index nearly matched those of the domestic S&P 500, gaining 15.92% in U.S. dollars.

MEMBERS International Stock Fund Class A shares provided a total return of 17.91% for the same time period, exceeding both the EAFE index and the Lipper Analytical Services index of International Stock mutual funds which returned 17.22%. The Fund also posted a positive return of 2.08% in the month of April despite significant difficulties in the broader market which led to an EAFE return of only 0.67% and actual losses in international small cap and emerging market indexes.

The Fund's outperformance during this time period was due to positive stock selection and a significant 15% exposure to the small capitalization markets of developed international countries which surged over 18% during the first four months of 1998. The Fund's exposure to emerging markets dampened overall Fund performance as this sector of the international markets advanced about 5.82% since commencement of the Fund.

The recovery of the Asian markets from the broad collapse experienced during the second half of 1997, along with excellent performance across most European markets, helped drive the Fund's performance. European markets anticipated confirmation that all eleven countries would qualify for the Euro currency union and were also supported by a spate of favorable corporate activity and results. The Fund maintains a strong presence in continental Europe, especially France which continues to offer superior value opportunities, and owns select small cap companies across Europe which should continue to benefit from Europe's rebounding economy, corporate restructurings, and increasingly investor-friendly policies being deployed by more and more companies.

At this place, the shareholder report contains a pie chart showing International Stock Fund Diversification of the following: France 14%, United Kingdom 13%, Germany 9%, Australia 5% Japan 13%, Finland 4%, Hong Kong 4%, and Other Investments & Net Other Assets 38%

Meanwhile, the Asian recovery, while providing hope across many sectors, remains muted. A Japanese government stimulus package did not meet market expectations causing returns to languish. While values are beginning to appear in certain sectors of the Japanese market, the Fund remains underweighted there awaiting further signals of economic improvement. We also hold long-term enthusiasm for maintaining exposure to select emerging market opportunities which offer strong brand franchises, healthy balance sheets and appealing valuations. Stock selection continues to increase in importance in these markets due to deregulation and improved company disclosures.

Going forward, we are confident that the strong value-oriented stock selection methodology utilized by the Fund's team of subadvisers, combined with our continued mix of allocating 70% of new fund inflows to large-cap developed markets, 15% to small-cap developed markets and 15% to emerging markets, will continue to produce solid risk-adjusted returns and valuable diversification to predominantly domestic securities portfolios

At this place, the shareholder report shows a graphic representation of how the Class A and Class B Shares of the International Stock Fund compared to several indexes. $10,000 invested on the inception date of December 29, 1997 would have the following value as of April 30 ,1998.

Class A Shares....................................................... $11,791
Class B Shares....................................................... $11,761
MSCI EAFE Index*..................................................... $11,592
Lipper International Stock Fund Index................................ $11,722

*Morgan Stanley Capital International Europe, Asia & Far East Index.

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.

                              Family of Investments

MEMBERS Mutual Funds are a group of open-end investment companies, typically called mutual funds. Each fund is a separate investment portfolio with its own investment objective, policies, restrictions and attendant risks. The information in this table provides an overview, summarizing the funds' investment objectives, management, and primary strategies. For more specific and complete information on the funds, please refer to your prospectus and the statement of additional information.

Cash Reserves Fund

Investment Objective
The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The fund intends to maintain a stable net asset value of $1.00 per share.

Portfolio Management
The fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign government, and multinational organizations such as the World Bank. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest categories.

For a listing of the securities held in the portfolio at April 30, 1998, please turn to page 12.

Bond Fund

Investment Objective
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of risk, primarily through investment in a diversified portfolio of income bearing securities.

Portfolio Management
The fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the fund invests at least 80% of its assets in such securities. The fund may invest in the following instruments:
       Corporate Debt Securities
       U.S. Government Debt Securities
       Foreign Government Debt Securities
       Other issuer debt securities.

The fund may also invest in asset-backed and mortgage-backed securities to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at April 30, 1998, please turn to page 13.


Balanced Fund

Investment Objective
The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Portfolio Management
The fund is managed by a team of CIMCO's portfolio managers.

Primary Investment  Strategies

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The percentage of the fund's assets invested in equity securities, income bearing securities and money market instruments may vary somewhat depending upon management's judgement of the relative attractiveness of each sector and anticipated cash needs of the fund. Generally, however, common stocks will constitute 60% to 40% of the fund's assets, bonds will constitute 40% to 60% of the fund's assets and money market instruments may constitute up to 20% of the fund's assets.

For a listing of the securities held in the portfolio at April 30, 1998, please turn to page 14.

High Income Fund

Investment Objective
The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher yielding income securities. The fund also seeks capital appreciation, but only when consistent with its primary goal.

Portfolio Management
CIMCO uses one or more subadvisers under a "manager of managers" approach to make investment decisions for this fund. Massachusetts Financial Services Company is the only subadviser currently used by CIMCO to manage the assets of the fund.

Primary Investment Strategies
The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

For a listing of the securities held in the portfolio at April 30, 1998, please turn to page 17.

Growth and Income Fund

Investment Objective
The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

Portfolio Management
The fund is managed by a team of CIMCO's portfolio managers.

Primary Investment  Strategies
The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The fund will typically invest in securities representing every sector of the S&P 500 in approximately the same weightings as such sector has in the S&P 500.

For a listing of the securities held in the portfolio at April 30, 1998, please turn to page 21.

Capital Appreciation  Fund

Investment Objective
The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management
The fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The fund seeks stocks that have a low market price relative to the portfolio managers' expected level and certainty of the issuing company's future earnings. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio at April 30, 1998, please turn to page 23.

International Stock Fund

Investment Objective
The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

Portfolio Management
CIMCO uses one or more subadvisers under a "manager of managers" approach to make investment decisions for this fund. IAI International Limited and Lazard Asset Management are the subadvisers currently used by CIMCO to manage the assets of the Fund.

Primary Investment Strategies
Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are securities that: are issued by companies organized or whose principal operations are outside the U.S., are issued by a foreign government, are principally traded outside of the U.S., or are quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts, European depository receipts and Global depository receipts.

For a listing of the securities held in the portfolio at April 30, 1998, please turn to page 25.

             Portfolio of Investments Cash Reserves Fund (Unaudited)

                                                             Value
     Par Value                                             (Note 2)

COMMERCIAL PAPER (A) - 68.30%

                Finance - 37.07%
   $    125,000 American Express Credit Corp.
                5.500%, 06/01/98                         $  124,408
        165,000 American General Finance Co.
                5.380%, 06/03/98                            164,186
        165,000 Associates Corp. of North America
                5.400%, 06/03/98                            164,183
        130,000 CIT Group Holdings, Inc.
                5.470%, 05/01/98                            130,000
        172,000 Ford Motor Credit Corp.
                5.490%, 07/02/98                            170,374
        172,000 G.E. Capital Corp.
                5.490%, 09/18/98                            168,328
        165,000 General Motors Acceptance Corp.
                5.460%, 08/06/98                            162,573
        180,000 IBM Credit Corp.
                5.410%, 06/16/98                            178,756

                                                          1,262,808


                Technology - 9.44%
        161,000 Lucent Technologies, Inc.
                5.470%, 05/05/98                            160,902
        161,000 Motorola, Inc.
                5.480%, 05/12/98                            160,730

                                                            321,632


                Media - 9.38%
        172,000 Disney (Walt) Co.
                5.440%, 06/23/98                            170,623
        150,000 McGraw-Hill Cos.
                5.480%, 06/12/98                            149,041

                                                            319,664


                Durable Goods - 4.82%
        165,000 Deere & Co.
                5.510%, 06/09/98                            164,015


                Chemicals and Drugs - 4.67%
        160,000 du Pont (E.I.) de Nemours & Co.
                5.400%, 06/05/98                            159,160


                Consumer Staples - 2.92%
        100,000 Coca-Cola Co.
                5.470%, 05/26/98                             99,620

                Total Commercial Paper                    2,326,899

                (Cost $2,326,899 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (A) - 21.86%

                Federal Home Loan Mortagage Corp.- 15.44%
   $    100,000 5.360%, 05/18/98                           $ 99,747
        428,000 5.360%, 05/29/98                            426,221

                                                            525,968

                U.S. Treasury Bill - 6.42%
        225,000 5.080%, 11/12/98                            218,845

                Total U.S. Government
                and Agency Obligations                      744,813
                (Cost $744,813 )

CERTIFICATE OF DEPOSIT - 8.64%

        294,478 State Street Eurodollar
                5.000%, 05/01/98                            294,478

                Total Certificate of Deposit                294,478
                (Cost $294,478 )

TOTAL INVESTMENTS - 98.80%                                3,366,190
(Cost $3,366,190** )

NET OTHER ASSETS AND LIABILITIES - 1.20%                     40,710

NET ASSETS - 100.00%                                   $  3,406,900


         ** Aggregate  cost for Federal tax  purposes
        (A) Rate noted  represents annualized yield at time of purchase.



                 Portfolio of Investments Bond Fund (Unaudited)

                                                            Value
 Par Value                                                 (Note 2)

CORPORATE NOTES AND BONDS - 74.22%

                Finance - 16.60%
      $ 150,000 Aetna Services, Inc.
                7.125%, 08/15/06                          $ 154,165
        100,000 Caterpillar Financial Services,
                Series F, MTN
                6.400%, 04/16/01                            100,855
        200,000 Deutsche Mortgage and
                Asset Receiving Corp.,1998, Class C
                6.861%, 03/15/08                            201,656
        150,000 General Motors Acceptance Corp., MTN
                6.050%, 10/04/99                            150,097

                                                            606,773


                Brokerage Services - 9.92%
        100,000 Lehman Brothers Holdings, Inc.
                7.375%, 05/15/04                            104,638
        100,000 Paine Webber Group, Inc., Series C, MTN
                6.785%, 07/01/03                            101,056
        150,000 Salomon Smith Barney Holdings, Inc.
                7.375%, 05/15/07                            156,742

                                                            362,436


                Energy - 8.32%
        150,000 Enron Corp.
                7.125%, 05/15/07                            155,986
        150,000 Transcontinental Gas Pipeline Corp.
                6.125%, 01/15/05                            148,001

                                                            303,987


                Technology - 8.31%
        150,000 Martin Marietta Technologies, Inc.
                6.500%, 04/15/03                            151,092
        150,000 WMX Technologies, Inc.
                7.000%, 05/15/05                            152,696

                                                            303,788


                Utilities - 8.20%
        150,000 Cincinnati Gas & Electric Co.
                6.450%, 02/15/04                            151,238
        150,000 GTE North, Inc., Series A, Debenture
                6.000%, 01/15/04                            148,352

                                                            299,590


                Consumer Products - 5.92%
        100,000 Carter Holt Harvey, Ltd.,Yankee
                8.875%, 12/01/04                            110,676
        100,000 International Paper Co.
                7.500%, 05/15/04                            105,563

                                                            216,239


                Consumer Staples - 4.16%
      $ 150,000 Nabisco, Inc.
                6.850%, 06/15/05                          $ 151,936


                Health Services - 3.95%
        150,000 Columbia/HCA Healthcare Corp.
                6.125%, 12/15/00                            144,423


                Metals and Mining - 3.09%
        100,000 MAGMA Copper Co.
                8.700%, 05/15/05                            112,904


                Retail - 3.00%
        100,000 American Stores
                9.125%, 04/01/02                            109,494


                Communication - 2.75%
        100,000 Cox Communication, Inc.
                6.500%, 11/15/02                            100,649

                Total Corporate Notes and Bonds           2,712,219
                (Cost $2,728,187 )

U.S. GOVERNMENT OBLIGATION - 8.21%

        300,000 U.S. Treasury Note
                5.625%, 04/30/00                            300,189

                Total U.S. Government Obligation            300,189
                (Cost $299,626 )

U.S. DENOMINATED FOREIGN BOND - 4.39%

        150,000 United Mexican States, Global
                9.875%, 01/15/07                            160,500

                Total U.S. Denominated Foreign Bond         160,500

                (Cost $156,953 )

CERTIFICATE OF DEPOSIT - 10.29%

        376,200 State Street Eurodollar
                5.000%, 05/01/98                            376,200

                Total Certificate of Deposit                376,200
                (Cost $376,200 )

TOTAL INVESTMENTS - 97.11%                                3,549,108
(Cost $3,560,966** )

NET OTHER ASSTES AND LIABILITIES - 2.89%                    105,459

NET ASSETS - 100.00%                                    $ 3,654,567

        **      Aggregate cost for Federal tax purposes
        MTN     Medium Term Note


               Portfolio of Investments Balanced Fund (Unaudited)

                                                              Value
   Shares                                                   (Note 2)
COMMON STOCKS - 48.62%

              Technology - 8.19%
     900      3Com Corp.* ................................$  30,825
     400      Cognizant Corp. ............................   20,575
   1,700      EMC Corp.* .................................   78,413
     600      Gateway 2000* ..............................   35,213
     600      Hewlett-Packard Co. ........................   45,188
     900      Interim Services, Inc.* ....................   29,363
     700      International Business Machines Corp. ......   81,113
     400      Micron Technology, Inc. ....................   12,425
     800      Motorola, Inc. .............................   44,500
     300      Philips Electronics N.V ....................   27,000
     400      Seagate Technology, Inc.* ..................   10,675
     600      Texas Instruments, Inc. ....................   38,438
   1,300      Wang Laboratories, Inc. ....................   35,100

                                                            488,828


              Finance - 7.50%
     700      Allstate Corp. .............................   67,375
   1,090      Banc One Corp. .............................   64,106
     400      BankAmerica Corp. ..........................   34,000
     300      Bankers Trust Corp. ........................   38,738
     800      Edwards (A.G.), Inc. .......................   36,000
     800      Everest Reinsurance Holdings, Inc. .........   33,000
     500      Morgan Stanley Dean Whitter & Co. ..........   39,438
     900      NationsBank Corp. ..........................   68,175
   1,100      Travelers Group, Inc. ......................   67,306

                                                            448,138


              Consumer Staples - 5.12%
   1,100      Cox Communications, Inc., Class A* .........   49,088
     700      General Mills, Inc. ........................   47,294
   1,500      Nabisco Holdings Corp., Class A ............   71,719
   1,800      Owens-Illinois, Inc.* ......................   71,213
     500      Sara Lee Corp. .............................   29,781
   1,900      Tyson Foods, Inc., Class A .................   36,694

                                                            305,789


                 Retail - 4.29%
     600      CVS Corp. ..................................   44,250
     500      Dayton Hudson Corp. ........................   43,656
   1,000      Safeway, Inc.* .............................   38,250
     800      Sears Roebuck & Co. ........................   47,450
     700      Tiffany & Co. ..............................   31,850
   1,000      Wal-Mart Stores, Inc. ......................   50,563

                                                            256,019


                 Energy - 4.28%
     800      Amoco Corp. ................................$  35,400
     500      Exxon Corp. ................................   36,469
     400      Kerr-McGee Corp. ...........................   26,400
   1,000      Occidental Petroleum Corp. .................   29,438
   1,300      Unocal Corp. ...............................   53,219
   1,300      USX-Marathon Group .........................   46,556
     900      Williams Companies, Inc. ...................   28,463

                                                            255,945


                Chemicals and Drugs - 3.83%
     800      American Home Products Corp. ...............   74,500
     700      Bristol-Myers Squibb Co. ...................   74,113
     400      Centocor, Inc.* ............................   16,875
     600      Glaxo Wellcome PLC, ADR ....................   33,938
     700      Pharmacia & Upjohn, Inc. ...................   29,444

                                                            228,870


              Communication - 3.69%
   1,500      AirTouch Communications, Inc.* .............   79,688
     800      Ameritech Corp. ............................   34,050
     400      Bell Atlanic Corp. .........................   37,425
     700      GTE Corp. ..................................   40,906
     500      Telefonos de Mexico SA, Class L, ADR .......   28,313

                                                            220,382


                 Durable Goods - 2.90%
     300      General Motors Corp. .......................   20,213
   1,100      Raychem Corp. ..............................   44,206
     700      Rockwell International .....................   39,156
     400      United Technologies, Inc. ..................   39,375
     900      Waste Management, Inc. .....................   30,150

                                                            173,100


                 Utilities - 2.48%
     500      Northern States Power Co. ..................   28,188
     900      PG & E Corp. ...............................   29,138
   2,400      U.S. West Media Group* .....................   90,600

                                                            147,926


                Basic Materials - 2.34%
     400      Dow Chemical, Inc. .........................   38,675
     500      Georgia Pacific Co. ........................   38,594
     700      Praxair, Inc. ..............................   35,219
     700      Willamette Industries, Inc. ................   27,169

                                                            139,657


COMMON STOCKS (continued)

              Health Services - 2.02%
     900      Aetna, Inc. ................................$  72,731
     600      Columbia\HCA Healthcare Corp. ..............   19,763
     400      United Healthcare Corp. ....................   28,100

                                                            120,594


                 Transportation - 1.46%
     200      Delta Air Lines, Inc. ......................   23,250
     500      FDX Corp.* .................................   34,000
     900      Norfolk Southern Corp. .....................   30,094

                                                             87,344


              Consumer Cyclical - 0.52%
   2,200      Primedia, Inc.* ............................   31,350
              Total Common Stocks                           903,942
              (Cost $2,582,168 )

        Par Value

        CORPORATE NOTES AND BONDS - 26.95%

                  Finance - 7.58%
      $ 50,000    Aetna Services, Inc.
                  7.125%, 08/15/06                           51,388
        50,000    Caterpillar Financial Services,
                  Series F, MTN
                  6.400%, 04/16/01                           50,428
       200,000    Deutsche Mortgage and
                  Asset Receiving Corp., 1998, Class C
                  6.861%, 03/15/08                          201,656
        50,000    General Motors Acceptance Corp., MTN
                  6.050%, 10/04/99                           50,032
       100,000    Lincoln National Corp.
                  6.500%, 03/15/08                           99,391

                                                            452,895


                  Consumer Products - 3.62%
       100,000    Carter Holt Harvey, Ltd.,Yankee
                  8.875%, 12/01/04                          110,676
       100,000    International Paper Co.
                  7.500%, 05/15/04                          105,563

                                                            216,239


                  Energy - 3.48%
       100,000    Coastal Corp., Senior Note
                  8.125%, 09/15/02                          106,702
        50,000    Enron Corp.
                  7.125%, 05/15/07                           51,995
        50,000    Transcontinental Gas Pipeline Corp.
                  6.125%, 01/15/05                           49,334

                                                            208,031


                  Utilities - 3.44%
     $ 100,000    GTE Hawaiian Telephone Co.
                  7.375%, 09/01/06                         $105,861
        50,000    Cincinnati Gas & Electric Co.
                  6.450%, 02/15/04                           50,413
        50,000    GTE North, Inc., Series A, Debenture
                  6.000%, 01/15/04                           49,451

                                                            205,725


                  Brokerage Services - 2.74%
        60,000    Paine Webber Group, Inc., Series C, MTN
                  6.785%, 07/01/03                           60,634
        50,000    Paine Webber Group, Inc.
                  6.750%, 02/01/06                           50,403
        50,000    Salomon Smith Barney Holdings, Inc.
                  7.375%, 05/15/07                           52,248

                                                            163,285


                  Metals and Mining - 1.89%
       100,000    MAGMA Copper Co.
                  8.700%, 05/15/05                          112,890


                  Technology - 1.70%
        50,000    Martin Marietta Technologies, Inc.
                  6.500%, 04/15/03                           50,364
        50,000    WMX Technologies, Inc.
                  7.000%, 05/15/05                           50,899

                                                            101,263


                  Consumer Staples - 0.85%
        50,000    Nabisco, Inc.
                  6.850%, 06/15/05                           50,645


                  Communication - 0.84%
        50,000    Cox Communication, Inc.
                  6.500%, 11/15/02                           50,325


                  Health Services - 0.81%
        50,000    Columbia/HCA Healthcare Corp.
                  6.125%, 12/15/00                           48,141

                  Total Corporate Notes and Bonds         1,609,439

                  (Cost $1,719,496 )

U.S. GOVERNMENT OBLIGATIONS - 11.71%

                  U.S. Treasury Notes - 10.07%
       100,000    5.500%,  03/31/03                          99,313
       300,000    5.875%,  11/15/05                         302,156
       200,000    5.625%,  04/30/00                         200,125

                                                            601,594



U.S. GOVERNMENT OBLIGATIONS (continued)

                  U.S. Treasury Bill (A) - 1.64%
     $ 100,000    5.008%,  10/15/98                     $    97,676

                  Total U.S. Government Obligations         699,270

                  (Cost $596,408 )

U.S. DENOMINATED FOREIGN BOND - 0.89%

        50,000    United Mexican States, Global
                  9.875%, 01/15/07                           53,500

                  Total U.S. Denominated Foreign Bonds       53,500

                  (Cost $52,318 )

CERTIFICATE OF DEPOSIT - 6.94%

       414,558    State Street Eurodollar
                  5.000%, 05/01/98                          414,558

                  Total Certificate of Deposit              414,558

                  (Cost $414,558 )

TOTAL INVESTMENTS - 95.11%                                5,680,709

(Cost $5,364,948** )
OTHER ASSETS - 4.89%                                        292,019

TOTAL NET ASSETS 100.00%                                $ 5,972,728



        *       Non-income producing security.
        **      Aggregate cost for Federal tax purposes
        (A)     Rate noted represents annualized yield at time of purchase.
        ADR     American Depository Receipt
        MTN     Medium Term Note


             Portfolio of Investments High Income Fund (Unaudited)

                                                             Value
     Par Value                                             (Note 2)
                       CORPORATE NOTES AND BONDS - 95.91%

                  Communication - 22.67%
     $ 110,000    Albritton Communications, Inc.
                   9.750%, 11/30/07                    $    115,224
       185,000    Allegiance Telecom, Inc., 144A,
                  Step Coupon (B)
                  11.750%, 02/15/08                         104,062
        30,000    American Mobile State Co., 144A
                  12.250%,  04/01/08                         30,450
        65,000    Charter  Communication  South
                  East, L.P.
                  Series B, Senior Note
                  11.250%, 03/15/06                          71,500
        30,000    Convergent Communication, 144A
                  13.000%, 04/01/08                          29,550
        25,000    Flag, Ltd., 144A, Senior Note
                   8.250%, 01/30/08                          25,312
        55,000    Intermedia Communication,  Series B
                  11.250%, 07/15/07                          40,425
        25,000    ITC Deltacom, 144A, Senior Note
                   8.875%, 03/01/08                          26,000
        25,000    IXC Communications, Inc., 144A
                  Senior Subordinate Note
                   9.000%, 04/15/08                          25,063
       110,000    Lenfest Communications
                   8.375%, 11/01/05                         113,849
       105,000    L-3 Communications Corp., Series B
                  Senior Subordinate Note
                  10.375%, 05/01/07                         115,368
        45,000    Metronet Communications, Yankee
                  Step Coupon, Senior Discount Note (B)
                  10.750%, 11/01/07                          30,374
        50,000    Mobile Telecommunication Technology
                  Senior Note
                  13.500%, 12/15/02                          58,750
        15,000    MJD Communications, 144A
                  Senior Subordinate Note
                  9.500%, 05/01/08                           15,262
        40,000    National, Inc., Step Coupon, 144A,
                  Senior Note (B)
                  9.750%, 04/01/08                           25,600
       100,000    Nextel Communications
                  Step Coupon, Senior Discount Note (B)
                   9.750%, 10/31/07                          65,000
        45,000    Nextel International, Inc.
                  144A, Step Coupon, Senior Discount
                  Note (B)
                  12.125%, 04/15/08                          27,563
        50,000    Nextlink Communications, Senior Note
                   9.625%, 10/01/07                          52,375
        45,000    Pagemart Wireless, Inc., Step Coupon (B)
                  Senior Discount Note
                  11.250%, 02/01/08                          28,013
        50,000    Paging Network, Senior Subordinate Note
                   8.875%, 02/01/06                          49,750



                  Communication (continued)

     $  25,000    Pathnet, Inc., 144A
                  12.250%, 04/15/08                       $  25,563
        30,000    PSINET, Inc., 144A, Senior Note
                  10.000%, 02/15/05                          30,750
        25,000    Qwest Communications International
                  Step Coupon, Senior Discount Note (B)
                  9.470%, 10/15/07                           17,875
        75,000    SBA Communications,  144A Step Coupon,
                  Senior Discount Note (B)
                  12.000%, 03/01/08                          44,625
       110,000    Sygnet Wireless, Senior Note
                  11.500%, 10/01/06                         122,925
        30,000    Telesystem International, Yankee
                  Step Coupon, Senior Discount Note (B)
                  13.250%, 06/30/07                          20,925
        25,000    Telesystem International, Yankee
                  Step Coupon, Senior Discount Note (B)
                  10.500%, 11/01/07                          16,000
        50,000    Triton Communications, 144A
                  Step Coupon, Senior Discount Note (B)
                  11.000%, 05/01/08                          29,834
        20,000    Viatel, Inc., 144A
                  11.250, 04/15/08                           21,100
        40,000    Viatel, Inc., 144A, Step Coupon (B)
                  12.500%, 04/15/08                          24,200
       110,000    Western Wireless
                  Senior Subordinate Note
                  10.500%, 02/01/07                         119,075

                                                          1,522,362


                  Media - 12.78%
       110,000    AMC Entertainment, Senior
                  Subordinate Note
                  9.500%, 03/15/09                          113,575
       110,000    Chancellor Media Corp., Series B
                   8.750%, 06/15/07                         113,850
       100,000    Cinemark USA, Series B, Senior
                  Subordinate Note
                  9.625%, 08/01/08                          104,500
       110,000    Fox/Liberty Networks, Senior Note
                   8.875%, 08/15/07                         112,750
        40,000    Frontiervision Holdings
                  Step Coupon, Senior Discount Note (B)
                  11.875%, 09/15/07                          30,800
        50,000    Intermedia Capital Partners, Senior Note
                  11.250%, 08/01/06                          56,125
        15,000    Renaissance Media, 144A
                  Step Coupon, Senior Discount Note (B)
                  10.000%, 04/15/08                           9,150
       110,000    Rogers Cablesystem, Yankee
                   9.625%, 08/01/02                         116,600
        25,000    Satelites Mexicanos SA, 144A
                  10.125%, 11/01/04                          25,063
       102,563    Time Warner, Inc., Series M
                  10.250%, 07/01/16                         115,383



                     CORPORATE NOTES AND BONDS (continued)

                  Media (continued)
     $  60,000    Young Broadcasting, Inc., Series B
                   8.750%, 06/15/07                      $   60,900

                                                            858,696


                  Industrial - 8.97%
        25,000    Boyds Collection, 144A, Senior Note
                  9.000%, 05/15/08                           25,125
        15,000    Finlay Enterprises, Inc., Debenture
                  9.000%, 05/01/08                           15,094
        45,000    GCI, Inc., Senior Note
                  9.750%, 08/01/07                           47,363
        10,000    Grove Worldwide, 144A, Senior
                  Subordinate Note
                  9.250%, 05/01/08                            9,950
       150,000    K & F  Industries,  Series B,
                  Senior Subordinate  Note
                  9.250%, 10/15/07                          154,500
       110,000    Mark IV Industrial, Senior
                  Subordinate Note
                  7.500%, 09/01/07                          109,252
        40,000    Numatics, Inc., 144A, Senior
                  Subordinate Note
                  9.625%, 04/01/08                           40,500
        80,000    Unisys Corp., Series B, Senior Note
                  Senior Discount Note
                  12.000%, 04/15/03                          90,400
       175,000    United International Holdings
                  Step Coupon, Series B, Senior
                  Discount Note (B)
                  10.750%, 02/15/08                         110,031

                                                            602,215


                  Metals and Mining - 7.60%
       110,000    AK Steel Corp., Senior Note
                  9.125%, 12/15/06                          116,050
       100,000    Commonwealth Aluminum, Senior
                  Subordinate Note
                  10.750%, 10/01/06                         105,000
       110,000    Kaiser Aluminum & Chemical, Series B,
                  Senior Note
                  10.875%, 10/15/06                         119,075
        50,000    Keystone Consolidated Industries,
                  Senior Note
                  9.625%, 08/01/07                           51,625
       100,000    WCI Steel, Inc., Series B, Senior
                  Note
                  10.000%, 12/01/04                         103,500
        15,000    WHX Corp., 144A, Senior Note
                  10.500%, 04/15/05                          15,206

                                                            510,456


                  Retail - 7.59%
       100,000    Cole National Group, Senior
                  Subordinate Note
                  8.625%, 08/15/07                          102,000
       110,000    Friendly Ice Cream Corp.
                  10.500%, 12/01/07                         117,013


                  Retail (continued)
     $  25,000    Musicland Group, 144A, Senior Note
                  9.875%, 03/15/08                       $   24,875
        25,000    Pathmark Stores, Senior
                  Subordinate Note
                  9.625%, 05/01/03                           25,188
        25,000    Planet Hollywood, 144A, Senior
                  Subordinate Note
                  12.000%, 04/01/05                          24,656
       100,000    Red Roof Inns, Senior Note
                  9.625%, 12/15/03                          102,500
       110,000    Williams Scotsman, Inc.
                  9.875%, 06/01/07                          113,850

                                                            510,082


                  Basic Materials - 6.33%
        20,000    Buckeye Cellulos, Senior
                  Subordinate Note
                  9.250%, 09/15/08                           21,000
        50,000    Florida Coast Paper LLC.
                  12.750%, 06/01/03                          54,250
       100,000    Polymer Group, Inc.
                  9.000%, 07/01/07                          102,750
        25,000    Repap New Brunswick, Yankee,
                  Senior Note
                  10.625%, 04/15/05                          25,938
        50,000    Specialty Paper, Inc., Senior Note
                   9.375%, 10/15/06                          50,688
        25,000    United Stationer, Inc., 144A
                  Senior Subordinate Note
                  8.375%, 04/15/08                           25,000
       110,000    US Timberlands Co., Senior Note
                   9.625%, 11/15/07                         114,124
        30,000    Westpoint-Tender, Senior Subordinate
                  Debenture
                  9.375%, 12/15/05                           31,725

                                                            425,475


                  Durable Goods - 3.75%
       110,000    Hayes Wheels International, Inc.
                  Senior Subordinate Note
                  11.000%, 07/15/06                         124,575
        35,000    International Knife & Saw, Senior
                  Subordinate Note
                  11.375%, 11/15/06                          38,150
        75,000    Oxford Automotive, Inc.
                  10.125%, 06/15/07                          79,125
        10,000    Talon Automotive, 144A, Senior
                  Subordinate Note
                  9.625%, 05/01/08                           10,000

                                                            251,850


                  Chemicals and Drugs - 3.67%
       110,000     Acetex Corp., Senior Note
                   9.750%, 10/01/03                         113,300
       120,000    Nl Industries, Senior Note
                  11.750%, 10/15/03                         133,200

                                                            246,500


                      CORPORATE NOTES AND BONDS (continued)

                  Capital Goods - 2.78%
    $  110,000    Agco Corp., Senior Subordinate Note
                   8.500%, 03/15/06                     $   113,025
        35,000    Johnstown America Industries, Inc.,
                  Series C
                  11.750%, 08/15/05                          38,850
        35,000    Newcor, Inc., 144A, Senior
                  Subordinate Note
                  9.875%, 03/01/08                           35,175

                                                            187,050


                  Technology - 2.76%
       110,000    Argo-Tech Corp, Senior Subordinate
                  Note
                  8.625%, 10/01/07                          111,513
        50,000    Be Aerospace, Inc., 144A, Senior Note
                  8.000%, 03/01/08                           49,250
        25,000    Level 3 Communications, Inc. 144A,
                  Senior Note
                  9.125%, 05/01/08                           24,625

                                                            185,388


                  Energy - 2.71%
       110,000    Anacomp, Inc., Senior
                  Subordinate Note
                  10.875%, 04/01/04                         116,600
        20,000    Chesapeake Energy, 144A, Senior Note
                  9.625%, 05/01/05                           20,125
        30,000    Petsec Energy, Series B, Senior
                  Subordinate Note
                  9.500%, 06/15/07                           30,450
        15,000    Pool Energy Services, 144A
                  Senior Subordinate Note
                  8.625%, 04/01/08                           14,925

                                                            182,100


                  Transportation - 2.36%
       150,000    Boyd Gaming Corp.
                  Senior Subordinate Note
                   9.500%, 07/15/07                         158,625


                  Printing - 2.30%
       100,000    Big Flower Press, Inc., Senior
                  Subordinate Note
                  8.875%, 07/01/07                          102,500
        50,000    Hollinger International, Inc.
                   9.250%, 03/15/07                          52,125

                                                            154,625


                  Containers / Packaging - 1.99%
     $  85,000    Gaylord Container, Corp., 144A
                  Senior Subordinate Note
                  9.875%, 02/15/08                        $  83,725
        50,000    Graham Packaging Co., 144A
                  Senior Subordinate Note
                   8.750%, 01/15/08                          49,625

                                                            133,350


                  Building and Construction - 1.90%
        15,000    Columbus McKinnon Corp., 144A
                  Senior Subordinate Note
                  8.500%, 04/01/08                           14,888
       110,000    Nortek, Inc., Series B, Senior Note
                   9.250%, 03/15/07                         112,750

                                                            127,638


                  Schools - 1.65%
       110,000    Kindercare Learning Centers, Inc.
                  Senior Subordinate Note
                  9.500%, 02/15/09                          110,550


                  Finance - 1.54%
        65,000    DTI Holdings, 144A
                  12.500%, 03/01/08                          36,888
       105,000    Pinnacle Holdings, 144A, Senior
                  Discount Note
                  10.000%, 03/15/08                          66,150

                                                            103,038


                  Consumer Services - 1.52%
       100,000    Iron Mountain, Inc., Senior Debenture
                   8.750%, 09/30/09                         102,000


                  Health Care Services - 0.82%
        25,000    Pharmerica, Inc., 144A, Senior Note
                   8.375%, 04/01/08                          25,000
        30,000    Prime Medical Services, 144A,
                  Senior Note
                  8.750%, 04/01/08                           29,850

                                                             54,850


                      CORPORATE NOTES AND BONDS (continued)

                  Consumer Staples - 0.22%
     $  15,000    Revlon Consumer Products, 144A
                  Senior Subordinate Note
                   8.625%, 02/01/08                    $  14,963

                  Total Corporate Notes and Bonds         6,441,813

                  (Cost $6,427,953)

        Shares

PREFERRED STOCK - 0.37%

                  Media
           250    Primedia, Inc., 144A                       24,750

                  Total Preferred Stock                      24,750

                  (Cost $24,850 )

        Par Value

CERTIFICATE OF DEPOSIT - 1.35%

   $    90,977    State Street Eurodollar
                  5.000%, 05/01/98                           90,977

                  Total Certificate of Deposit               90,977

                  (Cost $90,977 )

TOTAL INVESTMENTS - 97.63%                        6,557,540

(Cost $6,543,780** )
OTHER ASSETS - 2.37%                                158,939

TOTAL NET ASSETS 100.00%                        $ 6,716,479



        (B)     Represents    securities   that   remain   zero   coupon   until
                predetermined date, at which time the stated coupon rate becomes the effective rate.
        **      Aggregate cost for Federal tax purposes

OTHER INFORMATION:
S&P Ratings:    % of Portfolio
BB                  11.75%
B                   72.20
CCC                  6.10
NOT RATED            9.95

                   100.00%



           Portfolio of Investments Growth and Income Fund (Unaudited)

                                                             Value
  Shares                                                   (Note 2)

  COMMON STOCKS - 93.12%

                  Finance - 14.60%
  2,500           Allstate Corp. ........................  $240,625
  4,270           Banc One Corp. ........................   251,129
  1,900           BankAmerica Corp. .....................   161,500
  1,200           Bankers Trust Corp. ...................   154,950
  2,200           Edwards (A.G.), Inc. ..................    99,000
  2,600           Everest Reinsurance Holdings, Inc. ....   107,250
  2,100           Morgan Stanley Dean Witter & Co. ......   165,638
  2,100           NationsBank Corp. .....................   159,075
  3,500           Travelers Group, Inc. .................   214,156

                                                          1,553,323


                  Technology - 14.56%
  3,800           Computer Associates International, Inc.   222,530
  6,800           EMC Corp. .............................   313,650
  2,800           Harris Corp. ..........................   135,450
  2,100           Hewlett-Packard Co. ...................   158,156
  2,100           International Business Machines Corp. .   243,338
  2,400           Motorola, Inc. ........................   133,500
  1,600           Philips Electronics N.V ...............   144,000
  3,100           Texas Instruments, Inc. ...............   198,594

                                                          1,549,218


                  Consumer Staples - 11.96%
  2,700           Cox Communications, Inc., Class A .....   120,489
  2,800           General Mills, Inc. ...................   189,175
  3,500           Kimberly-Clark Corp. ..................   177,625
  4,500           Nabisco Holdings Corp., Class A .......   215,156
  2,900           Sara Lee Corp. ........................   172,731
  5,700           Tyson Foods, Inc., Class A ............   110,081
  7,600           U.S. West Media Group* ................   286,900

                                                          1,272,157


                  Energy - 8.16%
  2,600           Amoco Corp. ...........................   115,050
  1,900           Exxon Corp. ...........................   138,581
  3,400           Occidental Petroleum Corp. ............   100,088
  1,600           Schlumberger Ltd. .....................   132,600
  1,600           Texaco, Inc. ..........................    98,400
  2,900           Unocal Corp. ..........................   118,719
  4,600           USX-Marathon Group ....................   164,738

                                                            868,176


                  Chemicals and Drugs - 7.33%
  2,700           American Home Products Corp. ..........  $251,438
  2,500           Bristol-Myers Squibb Co. ..............   264,688
  2,800           Glaxo Wellcome PLC, ADR ...............   158,375
  2,500           Pharmacia & Upjohn, Inc. ..............   105,156

                                                            779,657


                  Communication - 6.33%
  2,900           AirTouch Communications, Inc.* ........   154,063
  3,300           Ameritech Corp. .......................   140,456
  1,000           Bell Atlantic Corp. ...................    93,563
  2,200           GTE Corp. .............................   128,563
  2,300           Sprint Corp. ..........................   157,119

                                                            673,764


                  Durable Goods - 6.12%
  1,900           Echlin, Inc. ..........................    89,894
  1,100           General Motors Corp. ..................    74,113
  2,300           General Signal Corp. ..................   101,200
  2,400           Rockwell International Corp. ..........   134,250
  1,600           United Technologies, Inc. .............   157,500
  2,800           Waste Management, Inc. ................    93,800

                                                            650,757


                  Retail - 5.39%
  1,600           CVS Corp. .............................   118,000
  3,500           Sears Roebuck & Co. ...................   207,594
  4,900           Wal-Mart Stores, Inc. .................   247,756

                                                            573,350


                  Basic Materials - 4.84%
  2,200           Dow Chemical, Inc. ....................   212,713
  3,400           Dexter Corp. ..........................   140,463
  2,100           Georgia Pacific Co. ...................   162,094

                                                            515,270


                  Health Services - 3.97%
  3,100           Aetna, Inc. ...........................   250,519
  4,600           Tenet Healthcare Corp.* ...............   172,213

                                                            422,732


                  Consumer Cyclical - 3.92%
  4,600           Crown Cork & Seal Co., Inc. ...........   239,488
  4,500           Owens-Illinois, Inc.* .................   178,031

                                                            417,519


        COMMON STOCKS (continued)

                  Utilities - 3.53%
  1,100           Duke Energy Corp. .....................  $ 63,663
  1,000           Northern States Power Co. .............    56,375
  3,400           PG & E Corp. ..........................   110,075
  4,600           Williams Companies, Inc. ..............   145,475

                                                            375,588


                  Transportation - 2.41%
    900           Burlington Northern Santa Fe Corp. ....    89,100
    600           Delta Air Lines, Inc. .................    69,750
  2,900           Norfolk Southern Corp. ................    96,969

                                                            255,819

                  Total Common Stocks ................... 9,907,330

                  (Cost $9,155,286 )

        Par Value

U.S. GOVERNMENT OBLIGATION (A)  - 0.91%

$100,000          U.S. Treasury Bill
                  5.141%, 11/12/98                           97,275

                  Total U.S. Government Obligation           97,275

                  (Cost $97,216 )

CERTIFICATE OF DEPOSIT - 2.25%

239,723           State Street Eurodollar
                  5.000%, 05/01/98                          239,723

                  Total Certificate of Deposit              239,723

                  (Cost $239,723 )

TOTAL INVESTMENTS - 96.28%                               10,244,328

(Cost $9,492,225** )
OTHER ASSETS - 3.72%                                        395,447

TOTAL NET ASSETS - 100.00%                             $ 10,639,775

        *       Non-income producing security.
        **      Aggregate cost for Federal tax purposes
        (A)     Rate noted represents annualized yield at time of purchase.
        ADR     American Depository Receipt


         Portfolio of Investments Capital Appreciation Fund (Unaudited)

                                                            Value
  Shares                                                   (Note 2)
        COMMON STOCKS - 91.45%

                  Technology - 17.65%
  2,300           3Com Corp.* ............................ $ 78,775
  1,500           Cognizant Corp. ........................   77,156
  2,300           Dallas Semiconductor Corp. .............   88,694
  6,200           EMC Corp. * ............................  285,975
  2,200           Gateway 2000* ..........................  129,113
  5,200           Interim Services, Inc.* ................  169,650
    800           International Business Machines Corp. ..   92,700
  1,600           Micron Technology, Inc.* ...............   49,700
  1,900           Seagate Technology, Inc* ...............   50,706
  1,700           Texas Instruments, Inc. ................  108,900
  6,500           Wang Laboratories, Inc.* ...............  175,500

                                                          1,306,869


                  Consumer Staples - 13.83%
  3,000           Cox Communications, Inc., Class A* .....  133,875
    900           General Mills, Inc. ....................   60,806
  2,500           Nabisco Holdings Corp., Class A ........  119,531
  5,800           Owens-Illinois, Inc.* ..................  229,463
  1,000           Sara Lee Corp. .........................   59,563
  4,300           Tyson Foods, Inc., Class A .............   83,044
  6,900           U.S. West Media Group* .................  260,475
  2,300           Waste Management, Inc. .................   77,050

                                                          1,023,807


                  Finance - 13.09%
  1,200           Allstate Corp. .........................  115,500
  1,570           Banc One Corp. .........................   92,336
    600           Bankers Trust Corp. ....................   77,475
  2,700           Edwards (A.G.), Inc. ...................  121,500
  2,300           Everest Reinsurance Holdings, Inc. .....   94,875
  1,300           Morgan Stanley Dean Witter & Co. .......  102,538
  4,800           Mutual Risk Management Ltd. ............  162,600
  3,300           Travelers Group, Inc. ..................  201,919

                                                            968,743


                  Retail - 11.16%
  1,800           Consolidated Stores Corp.* .............   72,000
  2,000           Dayton-Hudson Corp. ....................  174,625
  2,400           Nine West Group, Inc.* .................   66,750
  3,700           Rite Aid Corp. .........................  118,863
  4,500           Safeway, Inc.* .........................  172,125
  1,900           Tiffany & Co. ..........................   86,450
  1,800           TJX Companies, Inc. ....................   79,650
  1,100           Wal-Mart Stores, Inc. ..................   55,619

                                                            826,082


                  Energy - 7.57%
  1,400           Kerr-McGee Corp. ....................... $ 92,400
  3,800           Occidental Petroleum Corp. .............  111,863
  1,600           Sonat, Inc. ............................   71,000
  2,200           Unocal Corp. ...........................   90,063
  3,600           USX-Marathon Group .....................  128,925
  2,100           Williams Companies., Inc. ..............   66,413

                                                            560,664


                  Chemicals and Drugs - 6.66%
  1,900           ALZA Corp.* ............................   91,081
    800           Bristol-Myers Squibb Co. ...............   84,700
  1,800           Centocor, Inc.* ........................   75,938
  1,500           Elan Corp., PLC, ADR* ..................   93,188
  1,200           Glaxo Wellcome PLC, ADR ................   67,875
  1,900           Pharmacia & Upjohn, Inc. ...............   79,919

                                                            492,701


                  Communication - 4.71%
  4,000           AirTouch Communications, Inc.* .........  212,500
  2,400           Telefonos de Mexico SA, Class L, ADR ...  135,900

                                                            348,400


                  Health Services - 4.54%
  2,000           Aetna, Inc. ............................  161,625
  1,000           Biogen, Inc.* ..........................   44,375
  1,600           Columbia\HCA Healthcare Corp. ..........   52,700
  1,100           United Healthcare Corp. ................   77,275

                                                            335,975


                  Basic Materials - 4.54%
    700           Dow Chemical, Inc. .....................   67,681
  1,000           Georgia Pacific Co. ....................   77,188
  2,100           Praxair, Inc. ..........................  105,656
  2,200           Willamette Industries, Inc. ............   85,388

                                                            335,913


                  Transportation - 2.62%
    400           Delta Air Lines, Inc. ..................   46,500
  1,400           FDX Corp.* .............................   95,200
  1,100           Midwest Express Holdings, Inc.* ........   52,319

                                                            194,019


                  Durable Goods - 2.50%
  2,800           Raychem Corp. ..........................  112,525
  1,300           Rockwell International Corp. ...........   72,719

                                                            185,244


        COMMON STOCKS (continued)

                  Consumer Cyclical - 1.92%
 10,000           Primedia, Inc.* ........................ $142,500


                  Utilities - 0.66%
  1,500           PG & E Corp. ...........................   48,563

                  Total Common Stocks                     6,769,480

                  (Cost $6,103,549 )

Par Value

U.S. GOVERNMENT OBLIGATION (A) - 1.32%

$100,000          U.S. Treasury Bill
                  5.141%, 11/12/98                           97,275

                  Total U.S. Government Obligation           97,275

                 (Cost $97,216 )

CERTIFICATE OF DEPOSIT - 5.23%

387,055           State Street Eurodollar
                  5.000%, 05/01/98                          387,055

                  Total Certificate of Deposit              387,055

                  (Cost $387,055 )

TOTAL INVESTMENTS - 98.00%                        7,253,810

(Cost $6,587,820** )
OTHER ASSETS - 2.00%                                148,215

TOTAL NET ASSETS - 100.00%                      $ 7,402,025



        *       Non-income producing security.
        **      Aggregate cost for Federal tax purposes
        (A)     Rate noted represents annualized yield at time of purchase.
        ADR     American Depository Receipt

          Portfolio of Investments International Stock Fund (Unaudited)

                                                              Value
  Shares                                                   (Note 2)
        COMMON STOCKS - 92.25%

                Argentina - 0.45%
    900         Telefonica de Aregentina S.A., ADR .........$34,706
  2,100         YPF S.A., ADR .............................. 73,238

                                                            107,944


                Austria - 0.84%
    700         Austria Mikro Systeme International AG ..... 53,720
 11,100         Scala Business Solutions N.V.* .............136,261
    100         Schoeller-Bleckmann Oilfield Equipment AG* . 12,513

                                                            202,494


                Australia - 5.11%
 91,776         Boral, Ltd. ................................211,909
 39,841         Broken Hill Proprietary Co., Ltd. ..........389,795
 18,700         Cochlear, Ltd. ............................. 82,330
 23,582         Commonwealth Bank of Australia .............283,171
 25,000         E.R.G., Ltd.* .............................. 18,263
403,916         M.I.M. Holdings, Ltd. ......................252,916

                                                          1,238,384


                Belgium - 0.47%
  1,370         Compagnie Maritime Belge S.A ...............108,125


                Brazil - 2.46%
  7,100         Banco Bradesco S.A., ADR ................... 65,164
  2,600         Comanhia Brasileira de
                Distribuicao Grupo Pao de Acucar, ADR ...... 69,225
  4,600         Companhia Cervejaria Brahma, ADR ........... 60,663
  1,600         Companhia Enegetica de Minaas
                Gerais S.A., ADR ........................... 76,922
  5,100         Companhia Paranaense de Energia-Copel, ADR . 72,675
 61,300         Companhia Riograndense de Telecomunicacoes . 80,936
  7,500         Souza Cruz S.A ............................. 61,317
    900         Telecomunicacoes Brasileiras S.A., ADR .....109,631

                                                            596,533


                Canada - 0.46%
  5,900         Club Monaco, Inc.* ......................... 36,093
  2,500         Maple Leaf Foods, Inc. ..................... 34,520
  1,600         Queensway Financial Holdings, Ltd.* ........ 39,711

                                                            110,324


                China - 0.24%
216,000         Shenzhen Expressway Co., Ltd. .............. 59,256


                Chile - 0.55%
  3,200         Administradora de Fondos
                de Pensiones Provida, ADR ..................$57,200
  2,800         Banco BHIF, ADR ............................ 34,825
  2,500         Santa Isabel S.A., ADR ..................... 41,250

                                                            133,275


                Columbia - 0.18%
  2,300         Banco Ganadero S.A., ADR ................... 43,830


                Czech Republic - 0.17%
  1,400         Czeske Energeticke Zavody * ................ 41,826


                Denmark - 0.07%
    300         Falck A/S ..............................     17,495


                Finland - 4.16%
  3,700         Amer Group, Ltd.* .......................... 75,829
  1,960         Asko Oyj, Class A .......................... 40,889
  1,100         Huhtamaki .................................. 63,688
  3,300         Rocla Oyj .................................. 40,639
  1,200         Sampo Insurance Co.,Ltd, Class A ........... 54,259
  2,700         Santasalo-Jot Oyj .......................... 37,965
 18,455         UPM-Kymmene Oyj ............................554,612
    400         Vaisala Oy, Class A ........................ 34,555
  6,370         Valmet Oyj .................................105,727

                                                          1,008,163


                France - 14.30%
    129         C.E.A. Industries .......................... 14,379
    400         Cerg Finance ............................... 38,263
    800         Cia des Signaux S.A ........................ 47,780
  2,436         Compagnie Financiere de Paribas, Class A ...259,365
  8,190         Compagnie Generale des
                Etablissements Michelin, Class B .........  516,252
  2,828         Dexia France .............................  342,503
  2,364         Eridania Beghin-Say S.A ..................  512,836
  2,420         Groupe Danone ............................  571,685
  2,468         Lafarge S.A ..............................  233,210
    700         Scor, ADR ................................   43,225
  1,684         Societe Television Francaise 1 ...........  236,729
  3,816         Suez Lyonnaise des Eaux ..................  647,533

                                                          3,463,760


        COMMON STOCKS (continued)

                  Germany - 8.77%
   3,690          BASF AG ................................ $164,539
  13,459          Bayer AG ...............................  600,145
   4,980          BHF-Bank AG ............................  201,521
   1,300          Data Modul AG ..........................   82,604
   2,040          Deutche Bank AG ........................  158,279
  27,509          Deutsche Telekom AG ....................  702,253
     900          DIS Deutscher Industrie Service AG .....   54,278
     160          KSB AG Vorzug ..........................   53,152
   5,800          Marseille-Kliniken AG* .................  107,330

                                                          2,124,101


                  Greece - 0.33%
  2,800           Hellenic Telecommunication
                   Organization S.A .......................  80,132


                  Hong Kong - 4.15%
102,000           CDL Hotels International, Ltd. .........   31,274
118,000           Esprit Holdings, Ltd. ..................   46,844
106,000           Giordano International, Ltd. ...........   24,632
  3,300           Guangshen Railway Co., Ltd. ............   32,381
150,310           Jardine Strategic Holdings, Ltd.........  390,806
 75,000           Peregrine Investments Holdings, Ltd.(A) .       0
 30,000           Shaw Brothers, Ltd. .....................  17,428
  9,000           South China Morning Post (Holdings), Ltd.   5,403
 82,500           Swire Pacific, Ltd. ..................... 412,180
 23,000           Yue Yuen Industrial Holdings ............  44,391

                                                          1,005,339


                  Indonesia - 0.24%
 33,000           PT Indah Kiat Pulp & Paper ..............   9,075
 33,500           PT Indofood Sukses Makur ................  14,238
 53,000           PT Semen Gresik .........................  35,775

                                                             59,088


                  Italy - 2.05%
  4,300           Banca Popolare di Brescia ...............  65,525
  2,205           Banca Popolare di Milano ................  20,291
 14,100           Manuli Rubber Industries SpA* ...........  76,395
 38,000           Premafin Finanziaria SpA* ...............  34,250
 56,960           Telecom Italia SpA* ..................... 300,255

                                                            496,716


                  India - 0.52%
  4,900           Larsen & Toubro, Ltd. GDR ............... $61,689
  3,400           State Bank of India GDR .................  64,770

                                                            126,459


                  Ireland - 0.93%
  6,000           Adare Printing Group PLC ................  88,439
 14,700           Anglo Irish Bank Corp. PLC ..............  33,017
 11,900           Jurys Hotel Group PLC ................... 103,572

                                                            225,028


                  Israel - 0.51%
  2,000           ECI Telecommunications, Ltd. ............  61,000
  3,900           Supersol, Ltd., ADR .....................  62,400

                                                            123,400


                  Japan - 12.82%
  2,000           ADERANS Co., Ltd. .......................  47,302
  7,800           Aiwa Co., Ltd. .......................... 232,809
 33,000           Eisai Co., Ltd. ......................... 473,780
 78,000           Hitachi, Ltd. ........................... 559,332
  3,000           Honma Golf Co., Ltd. ....................  18,362
  1,000           Kawasumi Laboratories ...................  15,603
  3,000           Laox ....................................  20,855
109,000           Mazda Motor Corp.........* .............. 300,627
 10,000           Namco, Ltd. ............................. 202,887
     34           Nippon Telegraph & Telephone Corp. ...... 298,020
117,000           Nippon Yusen Kabushiki Kaisha ........... 384,578
    400           Paris Miki, Inc. ........................   6,438
 74,460           Sekisui Chemical Co., Ltd. .............. 409,041
 25,000           Toray Industries, Inc. .................. 134,502

                                                          3,104,136

                  Korea - 0.76%
  3,600           Kookmin Bank, ADR ........................ 23,616
  1,900           Samsung Electronics, GDR ................. 53,485
 14,400           SK Telecom Co., Ltd., ADR* ...............107,100

                                                            184,201



        COMMON STOCKS (continued)

                  Luxemburg - 0.21%
  4,600           Quilmes Industrial SA, ADR ...............$50,888


                  Malaysia - 0.18%
 28,000           Jaya Tiasa Holdings Berhad ............... 43,914


                  Mexico - 1.84%
 16,000           Cemex S.A. de C.V., CPO* ................. 80,189
  7,600           Fomento Economico
                  Mexicano, S.A. de C.V., Class B* ......... 57,090
 26,000           Grupo Financiero Banamex
                  Accival, S.A. de C.V., Class B* .......... 80,637
  3,700           Grupo Industrial Maseca S.A.
                   de C.V., ADR* ........................... 40,700
  2,000           Panamerican Beverage, Class A ............ 79,750
  4,200           Pepsi-Gemex S.A., ADR .................... 56,963
  2,700           Tubos de Acero de Mexico S.A., ADR* ...... 49,613

                                                            444,942


                  Norway - 0.76%
  7,300           P4 Radio Hele Norge ASA* ................. 85,173
  1,800           Smedvig ASA, Class B ..................... 36,210
  1,800           Sparebanken NOR .......................... 62,281

                                                            183,664


                  Netherlands -  0.21%
  2,200           N.V. Holdingmaatschappij de Telegraaf .... 51,077


                  New Zealand - 0.97%
177,427           Carter Holt Harvey, Ltd. .................235,560


                  Portugal - 2.25%
    274           Banco Comercial Portugues, S.A.,
                  Registered ...............................  9,519
  9,454           Banco Totta & Acores, S.A., Registered ...354,101
  1,278           Brisa-Auto Estradas de Portugal,S.A.,
                  Registered ............................... 56,985
  2,200           Companhia de Seguros Mundial
                  Confianca, S.A.* ......................... 75,726
    900           Portugal Telecom S.A., ADR* .............. 48,375

                                                            544,706


                  Phillipines - 0.13%
    900           Benpres Holdings Corp., ADR ..............  3,093
  3,600           Benpres Holdings Corp., GDR* ............. 12,911
  8,000           Philippine National Bank* ................ 16,040

                                                             32,044


                  Poland - 0.32%
  4,000           Bank Handlowly W. Warszawie .............. 76,400

                  Peru - 0.33%
 14,000           Cerveceria Backus & Johnston S.A.,
                  Class T ..................................$10,901
  3,100           Telefonica del Peru S.A., ADR ............ 68,588

                                                             79,489


                  South Africa - 0.96%
  8,500           ABSA Group, Ltd. ......................... 73,580
  6,300           Barlow, Ltd. ............................. 60,893
  5,900           JD Group, Ltd. ........................... 60,121
  4,100           Rembrandt Group, Ltd. .................... 37,317

                                                            231,911


                  Singapore - 2.77%
  5,000           Asia Pulp & Paper Co., Ltd., ADR ......... 72,813
  7,000           Robinson and Company, Ltd. ............... 20,790
 56,949           Singapore Airlines, Ltd.,
                  Foreign Registered .......................370,663
 43,626           United Overseas Bank, Ltd.,
                  Foreign Registered .......................206,758

                                                            671,024


                  Spain - 3.09%
    700           Banco Pastor, S.A ........................ 79,744
  7,000           Corp. Financiera Reunida, S.A.* .......... 78,825
  3,164           Fuerzas Electricas de Cataluna,
                  S.A., Class A ... ........................ 33,654
 34,527           Iberdrola, S.A ...........................555,424

                                                            747,647


                  Sweden - 1.10%
  4,500           Caran AB, Class B ........................ 42,722
  2,400           Elanders AB, Class B ..................... 40,300
  3,600           Getinge Industrier AB, Class B ........... 79,979
  1,200           Information Highway AB ................... 26,970
  7,000           Monark Stiga AB .......................... 51,085
  3,500           PartnerTech AB ........................... 24,638

                                                            265,694


                  Switzerland - 3.13%
    200           Edipresse, S.A ........................... 63,970
    120           Eichhof Holding AG, Registered ...........116,026
     30           Liechtenstein Global Trust AG ............ 25,988
     35           Moevenpick Holding AG .................... 20,174
    750           Societe Suisse pour la Microeletronique
                  et l'Horlogerie AG ...................... 489,272
    400           Swisslog Holdings AG, Registered* ........ 42,647

                                                            758,077


                            COMMON STOCKS (continued)

                  Thailand - 0.25%
 55,000           Bangkok Expressway Public Co.,
                  Ltd., Foreign Registered*                $ 43,402
 44,300           Industrial Finance Corp. of Thailand,
                  Foreign Registered                         18,339

                                                             61,741


                  United Kingdom - 12.85%
 12,200           Ashtead Group PLC .......................  55,099
 12,300           Avis Europe PLC .........................  47,526
127,142           British Steel PLC ....................... 338,146
  3,800           Carpetright PLC .........................  21,993
 35,234           Cookson Group PLC ....................... 157,948
  9,100           Corporate Services Group PLC ............  36,684
  2,400           Denison International PLC, ADR* .........  43,200
  9,300           Devro PLC ...............................  84,470
  1,047           Euromoney Publications PLC ..............  34,168
 58,800           FKI PLC ................................. 202,611
 22,022           Greenalls Group PLC ..................... 174,972
 15,900           Hogg Robinson PLC .......................  76,064
  6,500           Hozelock Group PLC ......................  34,575
 51,484           Imperial Tobacco Group PLC .............. 369,443
  3,900           JBA Holdings PLC ........................  35,227
  3,800           National Express Group PLC ..............  59,177
 88,443           Rolls-Royce PLC ......................... 412,749
 15,400           Scholl PLC ..............................  97,114
233,994           Sears PLC ............................... 236,798
  5,200           Seton Healthcare Group PLC ..............  55,667
  4,400           Signet Group PLC* .......................  93,500
 57,771           Tomkins PLC ............................. 340,176
 15,200           Victrex PLC .............................  58,986
  6,800           Westminster Health Care Holdings PLC ....  45,042

                                                          3,111,335

                  Venezuela - 0.36%
  1,700           Compania Anonima Nacional
                  Telefonos de Venezuela, ADR ..........    $56,950
  7,800           Mavesa, S.A., ADR ....................     31,200

                                                             88,150

                  Total Common Stocks                    22,338,272

                  (Cost $19,733,866)

PERFERRED STOCKS - 0.89%

                  Brazil - 0.64%
110,000           Banco Itau S.A.* ......................    74,061
190,000           Companhia Cimento Portland Itau* ......    43,195
110,000           Telecomunicacoes de Sao Paulo S.A .....    37,415

                                                            154,671


                  Germany - 0.25%
  2,200           Fielmann AG ...........................    61,312

                  Total Perferred Stocks                    215,983

                  (Cost $201,249)

 Units

REAL ESTATE INVESTMENT TRUST - 0.16%

                  Canada - 0.16%
  6,400           Legacy Hotels .........................    39,822

                  Total Real Estate Investment Trust         39,822

                  (Cost $43,629 )

CERTIFICATE OF DEPOSIT - 3.92%

$949,366          State Street Eurodollar
                  5.000%, 05/01/98                        $ 949,366

                  Total Certificate of Deposit              949,366

                  (Cost $949,366 )

        TOTAL INVESTMENTS - 97.22%                       23,543,443

        (Cost $20,928,110**)
        OTHER ASSETS - 2.78%                                672,470

        TOTAL NET ASSETS - 100.00%                      $24,215,913



         *      Non-income producing security.
         **     Aggregate cost for Federal tax purposes
         (A)    As of January 8, 1998, Security has been suspended.
         ADR    American Depository Receipt
         GDR    Global Depository Receipt

OTHER INFORMATION:

Industry  Concentration  of Common and  Preferred  Stocks as a Percentage of Net
Assets:

                                          % of Net Assets
          Consumer Cyclical ...........      11.32%
          Finance .....................      10.95
          Basic Materials .............       9.36
          Communication ...............       8.11
          Consumer Staples ............       8.09
          Diversified Operations ......       7.79
          Chemicals & Drugs ...........       6.73
          Energy ......................       6.02
          Retail ......................       5.36
          Transportation ..............       4.32
          Manufacturing ...............       4.17
          Technology ..................       3.64
          Agriculture .................       2.10
          Media .......................       1.92
          Capital Goods ...............       1.11
          Mining ......................       1.03
          Infrastructure ..............       0.23
          Cash instruments/other assets       7.75

                                            100.00%


As of April 30, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized depreciation of $13,769.

                                                                                   Net Unrealized
                                                                                    Appreciation
Contracts to Deliver              In Exchange For                Settlement Date   (Depreciation)

Hong Kong Dollars  2,845,850      U.S. Dollars        350,000       10/07/98        $ (15,200)
U.S. Dollars         31,588       Hong Kong Dollars   257,301       10/07/98            1,431

                                                                                    $ (13,769)




                Statements of Assets and Liabilities (Unaudited)

                                                             Cash Reserves        Bond
                                                                   Fund           Fund

ASSETS:
  Investments (Note 2):
        Investments at cost ...............................    $3,366,190     $3,560,966
        Net unrealized appreciation (depreciation) ........          --          (11,858)

            Total Investments at value ....................     3,366,190      3,549,108

  Cash ....................................................          --             --
  Foreign currency (Cost $1,051,972)(Note 2) ..............          --             --
Receivables:
  Investments sold ........................................          --             --
  Fund shares sold ........................................          --            7,815
  Dividends and interest ..................................            41         58,388
  Dividend tax reclaim ....................................          --             --
  Due from Adviser, net ...................................        14,496         13,921
Deferred organization costs ...............................        56,271         56,271
Prepaid insurance .........................................           846            846

       Total Assets .......................................    $3,437,844     $3,686,349


LIABILITIES:
Payables:
  Investments purchased ...................................          --             --
  Fund shares repurchased .................................          --             --
  Due to custodian ........................................          --             --
  Administration and transfer agent fees ..................         7,930          7,966
  Trustees' fees ..........................................           268            277
  Distribution fees .......................................           58             181
  Shareholder servicing fees ..............................          --              741
Net unrealized depreciation in forward
   currency contracts .....................................          --             --
Accrued expenses and other payables .......................        22,688         22,617

              Total Liabilities ...........................        30,944         31,782

NET ASSETS ................................................    $3,406,900     $3,654,567


NET ASSETS consist of
  Paid-in Capital .........................................    $3,406,922     $3,667,766
  Accumulated undistributed (distribution
     in excess of) net investment income ..................          --             --
  Accumulated net realized gain (loss) on
     investments sold, foreign currency
     related transactions and futures contracts ...........           (22)        (1,341)
  Net unrealized appreciation (depreciation) of
    investments and foreign currency related
    transactions ..........................................          --          (11,858)

TOTAL NET ASSETS ..........................................    $3,406,900     $3,654,567



Class A Shares:
   Net Assets .............................................    $3,315,758     $3,295,044
   Shares of beneficial interest outstanding ..............     3,315,770        330,686
   NET ASSET VALUE and redemption price per share .........          1.00           9.96

   Sales charge of offering price* ........................          0.06           0.45


   Maximum offering price per share .......................         $1.06         $10.41



Class B Shares:
   Net Assets .............................................       $91,142       $359,523
   Shares of beneficial interest outstanding ..............        91,146         36,072

   NET ASSET VALUE and offering$price per share** .........         $1.00          $9.97

* Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund and International Stock Fund.

** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

 See accompanying Notes to Financial Statements.

  Balanced      High Income      Growth and Income   Capital Appreciation  International Stock
    Fund            Fund                Fund                Fund                Fund
 $5,364,948        $6,543,780        $9,492,225          $6,587,820        $20,928,110
    315,761            13,760           752,103             665,990          2,615,333

  5,680,709         6,557,540        10,244,328           7,253,810         23,543,443
     18,896              --               9,578               9,931            712,842
       --                --                --                  --            1,078,676

    199,003            32,931              --                  --              209,606
    241,353            76,990           364,081             180,574             22,389
     41,741           120,231             8,450               2,962             35,313
       --                --                --                  --                1,675
     11,999            14,896             9,840              10,276             15,375
     56,271            56,271            56,271              56,271             56,271
        846             1,410               846                 846              5,641

  6,250,818         6,860,269        10,693,394           7,514,670         25,681,231




    246,131           101,775            20,033              80,180          1,356,993
       --                --                 738                 194                150
       --               5,329              --                  --                 --
      8,397             8,738             9,426               8,751             13,557
        373               489               607                 452              1,868
        537               644             2,027                 994                145
      1,090             1,335             1,913               1,370              5,007

       --                --                --                  --               13,769
     21,562            25,480            18,875              20,704             73,829

    278,090           143,790            53,619             112,645          1,465,318

 $5,972,728        $6,716,479       $10,639,775          $7,402,025        $24,215,913



 $5,670,524        $6,696,370        $9,837,902          $6,682,574        $20,641,295

        (77)             --               2,412                 (29)            17,490


    (13,480)            6,349            47,358              53,490            947,627


    315,761            13,760           752,103             665,990          2,609,501

 $5,972,728        $6,716,479       $10,639,775          $7,402,025        $24,215,913




 $4,768,309        $5,528,643        $6,546,218          $5,423,619        $23,937,247
    440,762           550,168           566,423             462,593          2,032,786
     $10.82            $10.05            $11.56              $11.72             $11.78

       0.61              0.45              0.65                0.66               0.66


     $11.43            $10.50            $12.21              $12.38             $12.44




 $1,204,419        $1,187,836        $4,093,557          $1,978,406           $278,666
    111,318           118,258           354,461             169,070             23,723

     $10.82            $10.04            $11.55              $11.70             $11.75





   Statements of Operations for the Period Ended April 30, 1998(1) (Unaudited)

                                                            Cash Reserves   Bond
                                                                 Fund       Fund
INVESTMENT INCOME:
Dividends ..................................                   $  --    $  --
Interest ...................................                    59,400   67,701
    Less: Foreign Taxes withheld............

    Total investment income ................                    59,400   67,701


EXPENSES:
Management fees (Note 3) ......................                  4,372    5,587
Administration and transfer agent fees (Note 3)                 29,990   30,032
Accounting fees (Note 3) ......................                    156      853
Registration expenses .........................                 12,444   12,502
Custodian fees ................................                    940      592
Professional fees .............................                  4,704    4,701
Reports to shareholder expense ................                    247      256
Trustees fees (Note 3) ........................                    559      572
Distribution fees (Note 3) ....................                    153      385
Shareholder servicing fees (Note 3) ...........                  2,794      --
Amortization of organization costs (Note 2) ...                 11,505   11,505
Other expenses ................................                  7,465    6,634

    Total expenses before reimbursement                         72,535    6,413
    Less reimbursement (Note 3)                                (66,377) (65,985)

    Total expenses net of reimbursement                          6,158   10,428

NET INVESTMENT INCOME                                           53,242   57,273


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2)
 Net realized gain (loss) on investments (including a net
   realized gain on Foreign Currency Transactions of
   $152,969 in the International Stock Fund)                       (22)  (1,341)
 Net realized gain (loss) on Futures Contracts                     --       --
 Net change in unrealized appreciation (depreciation) on
   investments (including a net unrealized depreciation
   on Foreign Currency Related Transactions of $5,832
   in the International Stock Fund)                                --   (11,858)


         NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS    (22) (13,199)


NET INCREASE IN NET ASSETS FROM OPERATIONS                     $53,220  $44,074



(1) Funds commenced operations on December 29, 1997.

See accompanying Notes to Financial Statements.

 Balanced      High Income    Growth and Income     Capital       International
     Fund           Fund           Fund           Appreciation      Stock Fund
                                                     Fund

  $41,949      $    --            $27,344          $12,274         $108,613
    8,271        154,030           14,161           11,725           68,166
     --             --               --               --            (17,384)

   50,220        154,030           41,505           23,999          159,395



    8,838         10,671           11,227           12,038           79,807
   30,465         31,064           30,634           30,832           37,850
    2,114          3,036            1,036            1,205            7,122
   13,071         13,399           14,304           13,400           17,527
    2,438          1,044            3,402            2,390           25,166
    4,853          5,246            5,142            4,965            9,541
      377            461              661              473            1,729
      670            982              938              758            3,854
      901          1,388            3,795            1,766              281
    3,399          4,850            5,103            4,013           19,002
   11,505         11,505           11,505           11,505           11,505
    2,500          3,334              --             2,447            4,148

   81,131         86,980           87,747           85,792          217,532
  (65,274)       (66,210)         (63,540)         (64,764)         (95,627)

   15,857         20,770           24,207           21,028          121,905

   34,363        133,260           17,298            2,971           37,490




   (9,587)         6,349            5,114           (6,062)         947,627
   (3,893)           --            42,244           59,552            --

  315,761         13,760          752,103          665,990        2,609,501


  302,281         20,109          799,461          719,480        3,557,128


 $336,644       $153,369         $816,759         $722,451       $3,594,618



                 Statements of Changes in Net Assets (Unaudited)

                                                                        Cash Reserves          Bond
                                                                           Fund(1)             Fund(1)
                                                                      For the Period        For the Period
                                                                  Ended April 30, 1998   Ended April 30, 1998

NET ASSETS at beginning of period .....................................   $    50,000    $    50,000


Increase in net assets from operations:
        Net investment income .........................................        53,242         57,273
        Net realized gain (loss) on investments sold ..................           (22)        (1,341)
        Net change in unrealized appreciation (depreciation)
                on investments ........................................            --        (11,858)

        Net increase in net assets from operations ....................        53,220         44,074


Distributions to shareholders from:
        Net investment income:
                Class A ...............................................       (52,440)       (55,141)
                Class B ...............................................          (802)        (2,132)


                Total distributions ...................................       (53,242)       (57,273)


Capital Stock transactions:
        Class A Shares
                Shares sold ...........................................     3,528,449      3,261,240
                Issued to shareholders in reinvestment of distributions        51,721         55,161
                Shares redeemed .......................................      (313,391)       (58,711)

                Net increase from capital stock transactions ..........     3,266,779      3,257,690

        Class B Shares
                Shares sold ...........................................       115,031        358,839
                Issued to shareholders in reinvestment of distributions           788          1,515
                Shares redeemed .......................................       (25,676)          (278)

                Net increase from capital stock transactions ..........        90,143        360,076

Total increase in net assets ..........................................     3,356,900      3,604,567


NET ASSETS at end of period (including line A) ........................   $ 3,406,900    $ 3,654,567



(A) Undistributed (distribution in excess of)
                net investment income .................................   $    --       $   --



OTHER INFORMATION:
Capital Share transactions:
        Class A Shares
                Shares sold ...........................................     3,528,440        326,136
                Issued to shareholders in reinvestment of distributions        51,721          5,525
                Shares redeemed .......................................      (313,391)        (5,875)

                Net increase in shares outstanding ....................     3,266,770        325,786

        Class B Shares
                Shares sold ...........................................       115,032         35,848
                Issued to shareholders in reinvestment of distributions           788            152
                Shares redeemed .......................................       (25,674)           (28)

                Net increase in shares outstanding ....................        90,146         35,972

(1)     Funds commenced operations on December 29, 1997.
(2)     Represents less than 1/2 of a share.

See accompanying Notes to Financial Statements.

     Balanced             High Income           Growth and Income      Capital Appreciation    International Stock
      Fund(1)               Fund(1)                  Fund(1)                 Fund(1)                 Fund(1)
   For the Period       For the Period           For the Period           For the Period      For the Period Ended
   April 30, 1998       Ended April 30, 1998    Ended April 30, 1998   Ended April 30, 1998   Ended April 30, 1998

     $50,000                $50,000                $50,000                $50,000                $50,000


      34,363                133,260                 17,298                  2,971                 37,490
     (13,480)                 6,349                 47,358                 53,490                947,627
     315,761                 13,760                752,103                665,990              2,609,501

     336,644                153,369                816,759                722,451              3,594,618



     (31,491)              (122,086)               (14,373)                (2,999)               (19,999)
      (2,949)               (11,174)                  (513)                    (1)                    (1)


     (34,440)              (133,260)               (14,886)                (3,000)               (20,000)



   4,489,934              5,339,248              5,942,115              4,752,735             20,312,539
      31,429                121,861                 14,359                  2,999                 19,999
     (83,238)                (4,050)               (87,548)               (16,059)                (9,385)

   4,438,125              5,457,059              5,868,926              4,739,675             20,323,153


   1,180,081              1,180,196              3,937,121              1,897,147                268,317
       2,839                  9,365                    511                      1                      1
        (521)                  (250)               (18,656)                (4,249)                  (176)

   1,182,399              1,189,311              3,918,976              1,892,899                268,142

   5,922,728              6,666,479             10,589,775              7,352,025             24,165,913


  $5,972,728             $6,716,479            $10,639,775             $7,402,025            $24,215,913



        $(77)                   $--                 $2,412                   $(29)               $17,490



     440,757                533,564                568,284                458,914              2,026,813
       2,978                 12,122                  1,294                    293                  1,949
      (7,873)                  (418)                (8,055)                (1,514)                  (876)

     435,862                545,268                561,523                457,693              2,027,886


     110,982                117,252                355,933                169,334                 23,636
         267                    931                     45                     --(2)                  --(2)
         (31)                   (25)                (1,617)                  (364)                   (13)

     111,218                118,158                354,361                168,970                 23,623


               Financial Highlights for a share outstanding at April 30, 1998

                                                          Cash Reserves Fund

                                                         Class A       Class B

                                                         Period        Period
                                                          Ended         Ended
                                                       4/30/98(a)*   4/30/98(a)*

Net Asset Value, Beginning of Period ...................  $1.00       $1.00
        Income from Investment Operations:
                Net investment income ..................   0.02        0.01

                        Total from investment operations   0.02        0.01


        Less Distributions:
                Distributions from net investment income  (0.02)      (0.01)

                        Total distributions ............  (0.02)      (0.01)

Net increase in net asset value

Net Asset Value, End of Period .........................  $1.00       $1.00



Total Return 2 .........................................   1.66%       1.38%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's) .................... $3,316         $91
Ratios of expenses to average net assets:
        Before reimbursement of expenses  by Adviser1 ..   6.62%       7.37%
        After reimbursement of expenses by Adviser1 ....   0.55%       1.30%
Ratios of net investment income to average net assets:
        Before reimbursement of expenses by Adviser1 ...  (1.18)%     (1.93)%
        After reimbursement of expenses by Adviser1 ....   4.89%       4.14%

1       Annualized.
2       Not annualized.
*       Unaudited.
(a) Cash Reserves Fund Class A and Cash Reserves Fund Class B commenced investment operations on December 29, 1997.

See accompanying Notes to Financial Statements.

        Financial Highlights for a share outstanding at April 30, 1998

                                                                Bond Fund

                                                         Class A        Class B

                                                          Period         Period
                                                          Ended          Ended
                                                        4/30/98(a)*  4/30/98(a)*

Net Asset Value, Beginning of Period .......................$10.00       $10.00
        Income from Investment Operations:
                Net investment income ......................  0.17         0.15
                Net realized and unrealized (loss) on
                         investments                         (0.04)       (0.03)

                        Total from investment operations ...  0.13         0.12


        Less Distributions:
                Distributions from net investment income ... (0.17)       (0.15)

                        Total distributions ................ (0.17)       (0.15)

Net decrease in net asset value ............................ (0.04)       (0.03)

Net Asset Value, End of Period ............................. $9.96        $9.97



Total Return2 ..............................................  1.35%        1.16%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s) ........................$3,295         $360
Ratios of expenses to average net assets:
        Before reimbursement of expenses  by Adviser1 ......  6.81%        7.56%
        After reimbursement of expenses by Adviser1 ........  0.90%        1.65%
Ratios of net investment income to average net assets:
        Before reimbursement of expenses by Adviser1 ....... (0.75)%     (1.50)%
        After reimbursement of expenses by Adviser1 ........  5.16%        4.41%
Portfolio Turnover .........................................    59%          59%

1       Annualized.
2       Not annualized.
*       Unaudited.
(a) Bond Fund Class A and Bond Fund Class B commenced investment operations on December 29, 1997.

See accompanying Notes to Financial Statements..


         Financial Highlights for a share outstanding at April 30, 1998

                                                             Balanced Fund

                                                        Class A        Class B

                                                          Period         Period
                                                          Ended          Ended
                                                        4/30/98(a)*  4/30/98(a)*


Net Asset Value, Beginning of Period .....................$10.00        $10.00
        Income from Investment Operations:
                Net investment income ....................  0.09          0.06
                Net realized and unrealized gain on
                     investments                            0.82          0.82

                        Total from investment operations .  0.91          0.88


        Less Distributions:
                Distributions from and in excess of net
                     investment income ................... (0.09)        (0.06)

                        Total distributions .............. (0.09)        (0.06)

Net increase in net asset value ..........................  0.82          0.82

Net Asset Value, End of Period ...........................$10.82        $10.82



Total Return2 ............................................  9.08%         8.82%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s) ......................$4,768        $1,204
Ratios of expenses to average net assets:
        Before reimbursement of expenses  by Adviser1 ....  5.90%         6.65%
        After reimbursement of expenses by Adviser1 ......  1.10%         1.85%
Ratios of net investment income to average net assets:
        Before reimbursement of expenses by Adviser1 .....(2.21)%       (2.96)%
        After reimbursement of expenses by Adviser1 ......  2.59%         1.84%
Portfolio Turnover .......................................    22%           22%

1       Annualized.
2       Not annualized.
*       Unaudited.
(a) Balanced Fund Class A and Balanced Fund Class B commenced investment operations on December 29, 1997.

See accompanying Notes to Financial Statements.

         Financial Highlights for a share outstanding at April 30, 1998

                                                              High Income Fund

                                                         Class A         Class B

                                                         Period          Period
                                                         Ended           Ended
                                                     4/30/98(a)*     4/30/98(a)*

Net Asset Value, Beginning of Period ................... $10.00        $10.00
        Income from Investment Operations:
                Net investment income ..................   0.24          0.21
                Net realized and unrealized gain
                     on investments ....................   0.05          0.04

                     Total from investment operations...   0.29          0.25


        Less Distributions:
              Distributions from net investment income.. (0.24)        (0.21)

                        Total distributions ............  (0.24)        (0.21)

Net increase in net asset value ........................   0.05          0.04

Net Asset Value, End of Period ......................... $10.05        $10.04



Total Return2 ..........................................   2.88%         2.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s) ...................  $5,529        $1,188
Ratios of expenses to average net assets:
        Before reimbursement of expenses  by Adviser1 ..   4.41%         5.16%
        After reimbursement of expenses by Adviser1 ....   1.00%         1.75%
Ratios of net investment income to average net assets:
        Before reimbursement of expenses by Adviser1 ...   3.53%         2.78%
        After reimbursement of expenses by Adviser1 ....   6.94%         6.19%
Portfolio Turnover .....................................     23%           23%

1       Annualized.
2       Not annualized.
*       Unaudited.
(a) High Income Fund Class A and High Income Fund Class B commenced investment operations on December 29, 1997.

See accompanying Notes to Financial Statements.

         Financial Highlights for a share outstanding at April 30, 1998

                                                          Growth and Income Fund

                                                         Class A         Class B

                                                         Period          Period
                                                         Ended           Ended
                                                       4/30/98(a)*   4/30/98(a)*

Net Asset Value, Beginning of Period ................... $10.00        $10.00
        Income from Investment Operations:
                Net investment income ..................   0.03          0.01
                Net realized and unrealized gain
                     on investments ....................   1.56          1.55

                      Total from investment operations .   1.59          1.56


        Less Distributions:
                Distributions from net investment income  (0.03)        (0.01)

                      Total distributions ..............  (0.03)        (0.01)

Net increase in net asset value ........................   1.56          1.55

Net Asset Value, End of Period ......................... $11.56        $11.55



Total Return2 ..........................................  15.95%        15.64%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s) ...................  $6,546        $4,094
Ratios of expenses to average net assets:
        Before reimbursement of expenses  by Adviser1 ..   4.11%         4.86%
        After reimbursement of expenses by Adviser1 ....   1.00%         1.75%
Ratios of net investment income to average net assets:
        Before reimbursement of expenses by Adviser1 ...  (2.08)%       (2.83)%
        After reimbursement of expenses by Adviser1 ....   1.03%         0.28%
Portfolio Turnover .....................................      1%            1%

1       Annualized.
2       Not annualized.
*       Unaudited.
(a) Growth and Income Fund Class A and Growth and Income Fund Class B commenced investment operations on December 29, 1997.

See accompanying Notes to Financial Statements.

        Financial Highlights for a share outstanding at April 30, 1998

                                                       Capital Appreciation Fund

                                                         Class A         Class B

                                                         Period          Period
                                                         Ended           Ended
                                                       4/30/98(a)*   4/30/98(a)*


Net Asset Value, Beginning of Period .....................$10.00        $10.00
        Income from Investment Operations:
                Net investment income ....................  0.01          0.01
                Net realized and unrealized gain
                    on investments .......................  1.72          1.70

                      Total from investment operations ...  1.73          1.71


        Less Distributions:
                Distributions from and in excess of net
                     investment income.................... (0.01)        (0.01)

                      Total distributions ................ (0.01)        (0.01)

Net increase in net asset value ..........................  1.72          1.70

Net Asset Value, End of Period ...........................$11.72        $11.70



Total Return2 ............................................ 17.31%        17.11%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s) ......................$5,424        $1,978
Ratios of expenses to average net assets:
        Before reimbursement of expenses  by Adviser1 ....  5.23%         5.98%
        After reimbursement of expenses by Adviser1 ......  1.20%         1.95%
Ratios of net investment income to average net assets:
        Before reimbursement of expenses by Adviser1 ..... (3.74)%       (4.49)%
        After reimbursement of expenses by Adviser1 ......  0.31%        (0.44)%
Portfolio Turnover .......................................     2%            2%

1       Annualized.
2       Not annualized.
*       Unaudited.
(a) Capital Appreciation Fund Class A and Capital Appreciation Fund Class B commenced investment operations on December 29, 1997.

See accompanying Notes to Financial Statements.

         Financial Highlights for a share outstanding at April 30, 1998

                                                        International Stock Fund

                                                        Class A         Class B

                                                         Period          Period
                                                         Ended           Ended
                                                       4/30/98(a)*   4/30/98(a)*

Net Asset Value, Beginning of Period ...................  $10.00      $10.00
        Income from Investment Operations:
                Net investment income ..................    0.01        0.01
                Net realized and unrealized gain
                      on investments ...................    1.78        1.75

                      Total from investment operations .    1.79        1.76


        Less Distributions:
                Distributions from net investment income   (0.01)      (0.01)

                      Total distributions ..............   (0.01)      (0.01)

Net increase in net asset value ........................    1.78        1.75

Net Asset Value, End of Period .........................  $11.78      $11.75



Total Return2 ..........................................   17.91%      17.61%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000s) ...................  $23,937        $279
Ratios of expenses to average net assets:
        Before reimbursement of expenses  by Adviser1 ..    2.86%       3.61%
        After reimbursement of expenses by Adviser1 ....    1.60%       2.35%
Ratios of net investment income to average net assets:
        Before reimbursement of expenses by Adviser1 ...   (0.76)%     (1.51)%
        After reimbursement of expenses by Adviser1 ....    0.50%      (0.25)%
Portfolio Turnover .....................................      22%         22%

1       Annualized.
2       Not annualized.
*       Unaudited.
(a) International Stock Fund Class A and International Stock Fund Fund Class B commenced investment operations on December 29, 1997.

See accompanying Notes to Financial Statements.

                    Notes to Financial Statements (Unaudited)

1. ORGANIZATION
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, diversified management investment company. As of the date of this report, the Trust offers seven Funds (individually, a "Fund", collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents interests in the assets of the Portfolio and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 plan as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund, each commencing operations on December 29, 1997.

The only transactions of the Funds prior to commencement of operations were the sale of 49,000 Class A shares and 1,000 Class B shares of Cash Reserves Fund at $1 per share and the sale of 4,900 Class A shares and 100 Class B shares of Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund at $10 per share on November 10, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements

Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange or for which price quotations are available will normally be valued on the basis of market quotations furnished by a pricing service which has been approved by The Board of Trustees. Short-term obligations that mature in sixty days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair values as determined in good faith by and under the general supervision of The Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Expenses: Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.

Organization and Offering Costs: Each Fund bears all costs in connection with its organization, including registration and notification fees and expenses with respect to the sale of their shares under federal and state securities regulation. These organization and offering costs are being amortized on a straight-line basis over five years and one year, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, CIMCO has agreed to reimburse the Fund promptly.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with primary dealers in U.S. Government securities.

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(1) market value of investment securities, assets and liabilities at the current rate of exchange; and

(2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The High Income and International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or offset by a matching contract. As of April 30, 1998, International Stock Fund had open forward foreign currency contracts.

Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

3. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust has entered into an Investment Advisory Agreement with CIMCO Inc. (the "Investment Adviser"). For its investment advisory services to the Portfolios, CIMCO is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net asset value: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund and 1.05% for the International Stock Fund. The Manager has entered into Subadviser Agreements for the management of the investments of the High Income Fund and the International Stock Fund. The Manager is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for these funds are Massachusetts Financial Services Company for the High Income Fund and IAI International Limited and Lazard Asset Management for the International Stock Fund.

The Investment Adviser voluntarily agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Adviser at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. The Investment Adviser has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

Fund                            Class A     Class B
Cash Reserves Fund                 0.55%       1.30%
Bond Fund                          0.90%       1.65%
Balanced Fund                      1.10%       1.85%
High Income Fund                   1.00%       1.75%
Growth and Income Fund             1.00%       1.75%
Capital Appreciation Fund          1.20%       1.95%
International Stock Fund           1.60%       2.35%

For the period June 1, 1998 through October 31, 1998, the Investment Adviser has also agreed to waive its 0.50% management fee on the Bond Fund.

For the period from commencement of fund operations on December 29, 1997 through April 30, 1998, the adviser reimbursed expenses of $66,377 for the Cash Reserves Fund, $65,985 for the Bond Fund, $65,274 for the Balanced Fund, $66,210 for the High Income Fund, $63,540 for the Growth and Income Fund, $64,764 for the Capital Appreciation Fund, and $95,627 for the International Stock Fund.

Any reimbursements made by the Investment Adviser to a Fund are subject to repayment by the Fund within the subsequent eighteen months, to the extent that the fund is able to make the repayment within its expense cap.

The Trust and First Data Investor Services Group, Inc. ("First Data"), which is a wholly-owned subsidiary of First Data Corporation, are parties to an agreement under which First Data provides administration services for a fee calculated daily and paid monthly, at the annual rate of 0.15% of the first $500 million of the combined average daily net assets and 0.12% of the next $500 million of the combined average daily net assets and 0.09% of the combined average daily net assets over $1 billion. Currently, at April 30, 1998, the Funds are at the minimum of $3,500 per Fund, per Class, per month until aggregate net assets reach $392 million.

In addition, First Data also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, First Data compensates the Trust's custodian bank, State Street, for its services in addition to the fees First Data receives.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees will be used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (1) initial and ongoing sales compensation to Selling Brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Brokers and others for providing personal and account maintenance services to shareholders.

Certain officers and trustees of the Funds are also officers of the Trust. The Funds do not compensate its officers or affiliated trustees. Effective September 4, 1997, the Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. Dividends from Net Investment Income and Distributions of Capital Gains
With respect to the Cash Reserves Fund, Bond Fund, and High Income Fund, dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

5. Securities Transactions
For the period from commencement of fund operations on December 29, 1997 through April 30, 1998, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments and futures contracts, were as follows:

                          U.S. Government             Other Investment
                           Securities                   Securities

Fund                    Purchases        Sales     Purchases        Sales
Bond                   $2,016,141   $1,609,836    $3,296,442     $513,771
Balanced                1,208,516      700,078     4,631,459      276,005
High Income                  --           --         774,183    1,326,181
Growth & Income              --           --       9,245,540       95,351
Capital Appreciation         --           --       6,210,361      100,749
International Stock          --           --      24,445,950    5,261,865

At April 30,1998, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

Fund                     Appreciation  (Depreciation)       Net
Bond                         $6,372     $(18,230)        $(11,858)
Balanced                    336,157      (20,396)         315,761
High Income                  61,669      (47,909)          13,760
Growth & Income             839,459      (87,356)         752,103
Capital Appreciation        732,793      (66,803)         665,990
International Stock       2,655,241      (39,908)       2,615,333

6. Foreign Securities
Each Fund may invest in foreign securities, although only the High Income Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund may invest all of its assets in foreign securities and the High Income Fund may invest up to half of its assets in foreign securities. No fund will concentrate its investments in any particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include ADR's, EDR's, GDR's, and foreign money market securities.

7. Financial Instruments
Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movement.

8. Concentration of Risk
The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Funds use of leverage also increases exposure to capital risk.

9. Shares of Beneficial Interest
Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At April 30, 1998, investments in shares of the Funds by affiliates were as follows:

                                CUNA Mutual        CUNA Mutual        CUMIS
Fund                Class      Life Insurance       Insurance       Insurance
                                 Company             Society       Society, Inc.

Cash Reserves         A        1,524,856           1,523,840             --
                      B             --                 1,014             --
Bond                  A          152,637             152,535             --
                      B             --                   101             --
Balanced              A             --               302,351             --
                      B             --                   101             --
High Income           A          511,716                --               --
                      B              102                --               --
Growth and Income     A             --               150,349          150,450
                      B             --                   100             --
Capital Appreciation  A             --               150,046          150,146
                      B             --                   100             --
International Stock   A          300,292             500,387        1,201,170
                      B             --                   100             --

Total Shares                   2,489,603           2,780,924        1,501,766